UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1241

Eaton Vance Growth Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2007

Item 1. Reports to Stockholders

Annual Report August 31, 2007

EATON VANCE
ASIAN
SMALL
COMPANIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Asian Small Companies Fund as of August 31, 2007

management’s discussion of fund performance

Cho Yu Kooi

Portfolio Manager

The Fund

Performance for the Past Year

•       The Fund’s Class A shares had a total return of 37.99% for the year ended August 31, 2007.(1) This return resulted from an increase in net asset value (NAV) per share to $36.15 on August 31, 2007, from $26.44 on August 31, 2006, and the reinvestment of $0.095 in dividends and $0.197 in capital gain distributions.

•       The Fund’s Class B shares had a total return of 37.26% for the year ended August 31, 2007.(1) This return resulted from an increase in NAV per share to $35.93 on August 31, 2007, from $26.34 on August 31, 2006, and the reinvestment of $0.197 in capital gain distributions.

•       For comparison, the Morgan Stanley Capital International (MSCI) All Country Asia ex-Japan Index – a free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan – and the MSCI All Country Asia Pacific Index – a free float-adjusted market capitalization index that is designed to measure equity market performance in the Pacific region – had total returns of 44.97% and 19.90%, respectively, for the year ended August 31, 2007.(2) The Fund’s peer group, the Lipper Pacific Region Funds Classification, had a total return of 24.57% for the same period.(2)

•       Effective May 19, 2006, the Fund is closed to new investors. The Fund may reopen in the future subject to the discretion of the Fund’s Board of Trustees.

Management Discussion

•       The Fund seeks growth of capital by investing in equity securities of smaller companies located or traded in Asia. The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund (“Portfolio”). Singapore was the Portfolio’s largest country weighting at August 31, 2007, followed by China, Malaysia, Taiwan and Thailand.(3)

•       The fiscal year ended August 31, 2007 began on a positive note, with markets staging a strong rally against the backdrop of a buoyant global economy, strong corporate earnings, a slight moderation in crude oil prices and abundant liquidity. However, the markets grew increasingly volatile in 2007, registering a sharp sell-off in March and again in August. In both instances, Asian markets reacted to the U.S. subprime mortgage woes, the likelihood of a slowing U.S. economy and its potentially adverse impact on consumer spending and global demand. The markets were also pressured by the end of the yen-carry trade, with hedge funds and institutional investors unwinding large leveraged positions. By fiscal year end, however, the markets had resumed their uptrend and regained some of the lost ground.

•       The Fund underperformed its primary benchmark, the MSCI All Country Asia ex-Japan Index, during the fiscal year ended August 31, 2007. One reason was a lower exposure to China’s market, which reached market valuations roughly double those of some neighboring Asian countries. Another reason was an avoidance of stocks with very high price-earnings multiples, many of which were pushed even higher by investor enthusiasm. While the Portfolio did include growth stocks, management eschewed companies whose valuations it believed unjustifiably high on a fundamental basis.

•       Among the Portfolio’s better performers were consumer discretionary stocks, which benefited from the rising affluence of consumers in Asia. Strong performers included a maker and retailer of fashion garments and accessories and a watch manufacturer, each enjoying earnings growth in step with higher wealth levels. In the consumer services area, the Portfolio enjoyed positive performance from a leading creative and design management education group in Asia Pacific with a network of 28 colleges. The company’s expanding footprint, especially in China, has tapped into the secular demand for tertiary education in the region.(3)

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)  These returns do not include the 5.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent expense waivers by the manager and investment adviser, the returns would be lower.

(2)  It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)  Country weightings and industry weightings are subject to change due to active management.

1

•       In the real estate area, a Thailand-based developer of shopping centers was another strong contributor to Portfolio performance during the period, benefiting from a better retail climate throughout Asia. In the energy sector, the Portfolio saw positive performance from a Singapore-based provider of offshore support and marine services, as historically high oil prices generated robust production and exploration activity.(1)

•       Technology companies were among the Portfolio’s weaker performers during the fiscal year, including a component supplier to the disk drive industry. This area of technology suffered in reaction to weaker pricing and softening demand for consumer electronics. A medical device company was another underperformer. The company encountered strong pricing pressure for its products from a competitor in the European markets.(1)

(1) Country weightings and industry weightings are subject to change due to active management.

Country Weightings(2)

By net assets

(2)	Reflects the Portfolio’s investments as of August 31, 2007. May not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Holdings(3) By net assets

Ezra Holdings Ltd.	5.8%
Raffles Education Corp. Ltd.	4.9
Av Tech Corp.	4.0
Ports Design Ltd.	3.9
Peace Mark Holdings Ltd.	3.3
Goodpack Ltd.	3.2
Lafarge Malayan Cement BHD	3.2
CSE Global Ltd.	3.1
AMVIG Holdings Ltd.	3.0
Gloria Material Tech Corp.	2.8

(3)

Top Ten Holdings represented 37.2% of Portfolio net assets as of August 31, 2007. Holdings may not be representative of the Portfolio’s current or future investments and may change due to active management. Top Ten Holdings exclude cash equivalents.

2

Eaton Vance Asian Small Companies Fund as of August 31, 2007

fund performance

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Morgan Stanley Capital International (MSCI) All Country Asia ex-Japan Index, a free float-adjusted market capitalization index that is designed to measure the equity market performance in Asia, excluding Japan and the MSCI All Country Asia Pacific Index, a free float-adjusted market capitalization index that is designed to measure equity market performance in the Pacific region. The Fund’s primary benchmark has changed to the MSCI All Country Asia ex-Japan Index in the belief that it is more representative of the Fund’s investment universe. In accordance with Securities and Exchange Commission regulations, we are including both indexes in this report. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the MSCI All Country Asia ex-Japan Index and the MSCI All Country Asia Pacific Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance as of 8/31/07(1)

	Class A	Class B
Share Class Symbol	EVASX	EBASX
Average Annual Total Returns (at net asset value)
One Year	37.99%	37.26%
Five Years	30.85	30.19
Life of Fund†	29.17	22.00
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	30.07%	32.26%
Five Years	29.32	30.05
Life of Fund†	28.28	22.00

†	Inception dates: Class A: 3/1/99; Class B: 10/8/99; Class I shares had not commenced operations as of August 31, 2007.

(1)

Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. Absent expense waivers by the manager and investment adviser, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses(2)	Class A	Class B
Gross Expense Ratio	2.20%	2.71%
Net Expense Ratio	2.15	2.66

(2)

From the Fund’s prospectus dated 1/1/07. Net Expense Ratio reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, expenses would have been higher.

*

Source: Thomson Financial. Class A of the Fund commenced operations on 3/1/99. Class B of the Fund commenced operations on 10/8/99. Class I shares had not commenced operations as of August 31, 2007.

A $10,000 hypothetical investment at net asset value in Class B of the Fund on 10/8/99 would have been valued at $48,131 on 8/31/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Asian Small Companies Fund as of August 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 – August 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Asian Small Companies Fund

	Beginning Account Value (3/1/07)	Ending Account Value (8/31/07)	Expenses Paid During Period* (3/1/07 – 8/31/07)
Actual
Class A	$1,000.00	$1,074.00	$10.30
Class B	$1,000.00	$1,070.90	$13.05
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.30	$10.01
Class B	$1,000.00	$1,012.60	$12.68

*  Expenses are equal to the Fund's annualized expense ratio of 1.97% for Class A shares and 2.50% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2007. The Example reflects the expenses of both the Fund and the Portfolio. Class I shares had not commenced operations as of August 31, 2007.

4

Eaton Vance Asian Small Companies Fund as of August 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2007

Assets
Investment in Asian Small Companies Portfolio, at value (identified cost, $179,170,204)	$281,041,035
Receivable for Fund shares sold	452,306
Receivable from the Manager and Investment Adviser to the Portfolio	13,271
Total assets	$281,506,612
Liabilities
Payable for Fund shares redeemed	$718,755
Payable to affiliate for distribution and service fees	143,779
Payable to affiliate for management fee	60,231
Accrued expenses	84,734
Total liabilities	$1,007,499
Net Assets	$280,499,113
Sources of Net Assets
Paid-in capital	$158,102,747
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	20,121,059
Accumulated undistributed net investment income	404,476
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	101,870,831
Total	$280,499,113
Class A Shares
Net Assets	$232,415,323
Shares Outstanding	6,428,834
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$36.15
Maximum Offering Price Per Share (100 ÷ 94.25 of $36.15)	$38.36
Class B Shares
Net Assets	$48,083,790
Shares Outstanding	1,338,204
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$35.93
On sales of $50,000 or more, the offering price of Class A shares is reduced.

*  Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $485,086)	$7,232,319
Interest allocated from Portfolio	104,115
Expenses allocated from Portfolio	(3,318,320)
Net investment income from Portfolio	$4,018,114
Expenses
Management fee	$723,145
Trustees' fees and expenses	3,883
Distribution and service fees Class A	1,143,235
Class B	477,312
Transfer and dividend disbursing agent fees	336,850
Printing and postage	52,800
Registration fees	39,470
Custodian fee	32,485
Legal and accounting services	25,051
Miscellaneous	12,114
Total expenses	$2,846,345
Deduct — Expense reduction by the Manager and Investment Adviser to the Portfolio	$144,635
Total expense reductions	$144,635
Net expenses	$2,701,710
Net investment income	$1,316,404
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign capital gains taxes of $577,908	$20,825,232
Foreign currency transactions	(333,017)
Net realized gain	$20,492,215
Change in unrealized appreciation (depreciation) — Investments (identified cost basis), net of increase in accrued foreign capital gains taxes of $641,971	$63,182,363
Foreign currency	10,158
Net change in unrealized appreciation (depreciation)	$63,192,521
Net realized and unrealized gain	$83,684,736
Net increase in net assets from operations	$85,001,140

See notes to financial statements
5

Eaton Vance Asian Small Companies Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2007	Year Ended August 31, 2006
From operations —
Net investment income	$1,316,404	$1,460,657
Net realized gain from investment and foreign currency transactions	20,492,215	1,889,650
Net change in unrealized appreciation (depreciation) from investments and foreign currency	63,192,521	29,455,736
Net increase in net assets from operations	$85,001,140	$32,806,043
Distributions to shareholders — From net investment income Class A	$(685,369)	$(52,219)
From net realized gain Class A	(1,421,906)	—
Class B	(291,211)	—
Total distributions to shareholders	$(2,398,486)	$(52,219)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$73,599,871	$175,620,712
Class B	4,193,345	27,013,256
Net asset value of shares issued to shareholders in payment of distributions declared Class A	1,504,148	34,554
Class B	201,910	—
Cost of shares redeemed Class A	(104,611,624)	(61,429,015)
Class B	(9,876,327)	(5,413,441)
Net asset value of shares exchanged Class A	427,561	269,613
Class B	(427,561)	(269,613)
Redemption fees	52,394	76,989
Net increase (decrease) in net assets from Fund share transactions	$(34,936,283)	$135,903,055
Net increase in net assets	$47,666,371	$168,656,879
Net Assets
At beginning of year	$232,832,742	$64,175,863
At end of year	$280,499,113	$232,832,742
Accumulated undistributed net investment income included in net assets
At end of year	$404,476	$685,183

See notes to financial statements
6

Eaton Vance Asian Small Companies Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2007(1)	2006(1)	2005(1)		2004(1)	2003(1)
Net asset value — Beginning of year	$26.440	$18.900	$17.250		$15.520	$11.850
Income (loss) from operations
Net investment income (loss)	$0.182	$0.246	$0.115		$(0.035)	$0.237
Net realized and unrealized gain	9.814	7.297	4.949		2.186	3.424
Total income from operations	$9.996	$7.543	$5.064		$2.151	$3.661
Less distributions
From net investment income	$(0.095)	$(0.015)	$—		$(0.077)	$—
From net realized gain	(0.197)	—	(3.416)		(0.350)	—
Total distributions	$(0.292)	$(0.015)	$(3.416)		$(0.427)	$—
Redemption fees	$0.006	$0.012	$0.002		$0.006	$0.009
Net asset value — End of year	$36.150	$26.440	$18.900		$17.250	$15.520
Total Return(2)	37.99%	39.99%	33.53%		13.69%	30.94%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$232,415	$192,929	$52,018		$29,002	$15,121
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.99%	2.17%	2.44	%(4)	2.50%	2.47	%(4)
Expenses after custodian fee reduction(3)	1.99%	2.17%	2.44	%(4)	2.50%	2.47	%(4)
Net investment income (loss)	0.54%	1.00%	0.65%		(0.19)%	1.93%
Portfolio Turnover of the Portfolio	37%	33%	96%		120%	112%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser to the Portfolio voluntarily waived a portion of its investment advisory fee (equal to 0.04% of average daily net assets for the year ended August 31, 2005). The manager and/or distributor voluntarily waived a portion of its management fee and/or distribution fee (equal to 1.07% of average daily net assets for the year ended August 31, 2003). Absent these waivers, total return would be lower.

See notes to financial statements
7

Eaton Vance Asian Small Companies Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2007(1)		2006(1)	2005(1)		2004(1)	2003(1)
Net asset value — Beginning of year	$26.340		$18.910	$19.940		$18.200	$13.980
Income (loss) from operations
Net investment income (loss)	$(0.000	)(2)	$0.119	$0.016		$(0.118)	$0.129
Net realized and unrealized gain	9.781		7.300	5.249		2.566	4.091
Total income from operations	$9.781		$7.419	$5.265		$2.448	$4.220
Less distributions
From net investment income	$—		$—	$—		$(0.065)	$—
From net realized gain	(0.197)		—	(6.299)		(0.645)	—
Total distributions	$(0.197)		$—	$(6.299)		$(0.710)	$—
Redemption fees	$0.006		$0.011	$0.004		$0.002	$—
Net asset value — End of year	$35.930		$26.340	$18.910		$19.940	$18.200
Total Return(3)	37.26%		39.29%	32.88%		13.15%	30.19%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$48,084		$39,904	$12,158		$7,938	$2,346
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.52%		2.68%	2.94	%(5)	3.00%	2.97	%(5)
Expenses after custodian fee reduction(4)	2.52%		2.68%	2.94	%(5)	3.00%	2.97	%(5)
Net investment income (loss)	(0.00	)%(6)	0.49%	0.09%		(0.56)%	0.91%
Portfolio Turnover of the Portfolio	37%		33%	96%		120%	112%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Amount represents less than $(0.0005) per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser to the Portfolio voluntarily waived a portion of its investment advisory fee (equal to 0.04% of average daily net assets for the year ended August 31, 2005). The manager and/or distributor voluntarily waived a portion of its management fee and/or distribution fee (equal to 1.09% of average daily net assets for the year ended August 31, 2003). Absent this allocation, total return would be lower.

(6)  Amount represents less than (0.005)%.

See notes to financial statements
8

Eaton Vance Asian Small Companies Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. As of August 31, 2007, Class I shares had not commenced operations. Effective May 19, 2006, the Fund was closed to new accounts. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (40.5% at August 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated accrual for such taxes incurred by the Portfolio.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. As of August 31, 2007, Class I shares had not commenced operations. The redemption fee is accounted for as an addition to paid-in capital.

G  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting

9

Eaton Vance Asian Small Companies Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses, and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Distributions are declared separately for each class of shares. Distributions are paid in the form of additional shares of the same class of the Fund, or at the election of the shareholder, in cash. Shareholders may reinvest income and capital gain distributions in shares of the same class of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended August 31, 2007 and August 31, 2006 was as follows:

	Year Ended August 31,
	2007	2006
Distributions declared from:
Ordinary income	$685,369	$52,219
Long-term capital gain	$1,713,117	$—

During the year ended August 31, 2007, accumulated undistributed net investment income was decreased by $911,742, and accumulated undistributed net realized gain was increased by $911,742 primarily due to differences between book and tax accounting for foreign currency gain (loss) and foreign capital gains taxes. These reclassifications had no effect on the net assets or the net asset value per share of the Fund.

As of August 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$404,476
Undistributed long-term capital gains	$20,531,659
Unrealized appreciation	$101,460,231

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Class I shares had not commenced operations as of August 31, 2007. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2007	2006
Sales	2,155,386	6,973,670
Issued to shareholders electing to receive payments of distributions in Fund shares	47,705	1,612
Redemptions	(3,082,674)	(2,441,879)
Exchange from Class B shares	12,393	10,919
Net increase (decrease)	(867,190)	4,544,322
	Year Ended August 31,
Class B	2007	2006
Sales	127,280	1,100,696
Issued to shareholders electing to receive payments of distributions in Fund shares	6,420	—
Redemptions	(297,850)	(217,693)
Exchange to Class A shares	(12,449)	(11,009)
Net increase (decrease)	(176,599)	871,994

For the year ended August 31, 2007 and August 31, 2006, the Fund received $52,394 and $76,989, respectively, in redemption fees on Class A shares.

10

Eaton Vance Asian Small Companies Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) (the Manager) as compensation for management and administration of the business affairs of the Fund. EVM earns a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2007, the fee was equivalent to 0.25% of the Fund's average daily net assets and amounted to $723,145. Except as to Trustees of the Fund who are not members of EVM's and Lloyd George Investment Management (Bermuda) Limited's (Lloyd George) (the Portfolio's Adviser) organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George and to EVM, respectively. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund's total operating expenses in an amount equal to 0.05% annually. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. Pursuant to this agreement, EVM and Lloyd George were allocated $144,635 of the Fund's operating expenses for the year ended August 31, 2007. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended August 31, 2007, EVM received $22,708 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $66,642 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2007. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations. EVD also received distribution and service fees from Class A and Class B shares (see Note 5) as well as contingent deferred sales charges (see Note 6).

5  Distribution Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan) and Class B shares (Class B Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares and an amount equal to (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% (0.20% while the Fund is closed to new accounts) of that portion of the Fund's average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class B reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD by Class B and by Lloyd George in consideration of EVD's distribution effort. The amounts paid by Lloyd George to EVD are equivalent to 0.15% of the Fund's average daily net assets attributable to Class B shares and are made from Lloyd George's own resources, not Fund assets. The Fund paid or accrued $877,677 and $357,984 for Class A and Class B shares, respectively, to or payable to EVD for the year ended August 31, 2007, representing 0.36% and 0.75% of the average daily net assets for Class A and Class B shares, respectively. At August 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $979,000 for Class B shares.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. The Class B Plan authorizes the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2007 amounted to $265,558 and $119,328 for Class A and Class B shares, respectively, representing 0.11% and 0.25% of the average daily net assets for Class A and Class B shares, respectively.

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single

11

Eaton Vance Asian Small Companies Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more are subject to a 1% CDSC in the event of redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $111,000 and $169,000 of CDSC paid by the shareholders of Class A and Class B shares, respectively, for the year ended August 31, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $77,598,113 and $117,669,326, respectively, for the year ended August 31, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12

Eaton Vance Asian Small Companies Fund as of August 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance
Growth Trust and Shareholders
of Eaton Vance Asian Small Companies Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Asian Small Companies Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Asian Small Companies Fund as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2007

13

Eaton Vance Asian Small Companies Fund as of August 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year-end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Foreign Tax Credit. For the fiscal year ended August 31, 2007, the Fund paid foreign taxes of $481,948 and recognized foreign source income of $14,028,378.

Capital Gain Dividends. The Fund designates $1,713,117 as Capital Gain Dividends.

Qualified Dividend Income. The Fund designates $7,717,743, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

14

Asian Small Companies Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.4%
Security	Shares	Value
China — 17.1%
Chemicals — 0.4%
EcoGreen Fine Chemicals Group	6,142,000	$2,955,432
		$2,955,432
Commercial Services & Supplies — 1.9%
Sino-Environment Tech Group Ltd.(1)	7,801,000	$13,028,970
		$13,028,970
Containers & Packaging — 3.0%
AMVIG Holdings Ltd.	14,354,000	$20,898,165
		$20,898,165
Diversified Consumer Services — 1.4%
China Education Ltd.(1)	23,149,000	$9,398,117
		$9,398,117
Hotels, Restaurants & Leisure — 2.0%
Home Inns & Hotels Management, Inc. ADR(1)	476,159	$14,122,876
		$14,122,876
Personal Products — 2.0%
Beauty China Holdings Ltd.	17,813,000	$13,956,318
		$13,956,318
Software — 0.8%
Hi Sun Technology China Ltd.(1)	21,123,000	$5,768,831
		$5,768,831
Textiles, Apparel & Luxury Goods — 4.0%
Ports Design Ltd.	10,165,500	$27,410,804
		$27,410,804
Tobacco — 1.6%
Huabao International Holdings Ltd.	13,015,000	$11,342,119
		$11,342,119
Total China (identified cost $86,611,954)		$118,881,632

Hong Kong — 5.9%
Security	Shares	Value
Distributors — 1.2%
Integrated Distribution Services Group Ltd.	2,482,000	$8,004,185
		$8,004,185
Hotels, Restaurants & Leisure — 1.4%
Fairwood Holdings Ltd.	7,674,000	$9,644,051
		$9,644,051
Textiles, Apparel & Luxury Goods — 3.3%
Peace Mark Holdings Ltd.	15,562,000	$23,164,104
		$23,164,104
Total Hong Kong (identified cost $14,097,681)		$40,812,340
Malaysia — 15.5%
Commercial Services & Supplies — 2.1%
Pelikan International Corp.	11,398,300	$14,902,339
		$14,902,339
Construction Materials — 3.2%
Lafarge Malayan Cement BHD	46,946,100	$21,949,537
		$21,949,537
Electronic Equipment & Instruments — 1.9%
Uchi Technologies BHD	15,732,000	$12,902,698
		$12,902,698
Health Care Equipment & Supplies — 1.9%
Kossan Rubber Industries BHD	9,175,100	$13,167,218
		$13,167,218
Health Care Providers & Services — 2.1%
Pantai Holdings BHD(2)	18,910,300	$14,213,104
		$14,213,104
Software — 2.3%
Silverlake Axis Ltd.	36,252,000	$16,205,795
		$16,205,795

See notes to financial statements
15

Asian Small Companies Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Wireless Telecommunication Services — 2.0%
Digi.Com BHD	2,447,600	$14,207,200
		$14,207,200
Total Malaysia (identified cost $75,169,952)		$107,547,891
Philippines — 2.5%
Construction Materials — 2.5%
Holcim Philippines, Inc.	100,332,000	$17,181,303
		$17,181,303
Total Philippines (identified cost $15,736,595)		$17,181,303
Republic of Korea — 2.5%
Commercial Services & Supplies — 1.5%
Fursys, Inc.	367,240	$10,391,923
		$10,391,923
Software — 1.0%
Duzon Digital Ware Co. Ltd.	400,982	$7,051,290
		$7,051,290
Total Republic of Korea (identified cost $15,671,389)		$17,443,213
Singapore — 31.1%
Air Freight & Logistics — 3.2%
Goodpack Ltd.	15,703,000	$22,026,709
		$22,026,709
Communications Equipment — 2.3%
Datacraft Asia Ltd.	14,170,000	$15,870,400
		$15,870,400
Computer Peripherals — 2.1%
Unisteel Tech Ltd.	11,355,000	$14,765,107
		$14,765,107

Security	Shares	Value
Diversified Consumer Services — 5.0%
Hartford Education Corp. Ltd.	5,382,350	$707,105
Raffles Education Corp. Ltd.	25,068,000	33,778,332
		$34,485,437
Health Care Equipment & Supplies — 1.2%
LMA International NV(1)	24,220,000	$8,731,709
		$8,731,709
IT Services — 3.1%
CSE Global Ltd.	25,854,500	$21,331,489
		$21,331,489
Machinery — 1.1%
Armstrong Industrial Corp. Ltd.	26,136,000	$7,457,885
		$7,457,885
Marine — 5.8%
Ezra Holdings Ltd.	10,343,760	$40,053,675
		$40,053,675
Real Estate Investment Trusts (REITs) — 2.8%
Ascott Residence Trust	17,409,000	$19,292,652
		$19,292,652
Real Estate Management & Development — 2.4%
Ascott Group Ltd.	16,484,000	$16,840,908
		$16,840,908
Specialty Retail — 2.1%
FJ Benjamin Holdings Ltd.	27,597,000	$14,682,788
		$14,682,788
Total Singapore (identified cost $132,901,827)		$215,538,759

See notes to financial statements
16

Asian Small Companies Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Taiwan — 14.5%
Security	Shares	Value
Communications Equipment — 0.6%
Cipherlab Co. Ltd.	1,263,000	$4,114,443
		$4,114,443
Electronic Equipment & Instruments — 4.0%
Av Tech Corp.	3,390,584	$27,507,731
		$27,507,731
Health Care Equipment & Supplies — 2.1%
Johnson Health Tech Co. Ltd.	3,614,790	$14,274,826
		$14,274,826
Hotels, Restaurants & Leisure — 1.7%
Formosa International Hotels Corp.	1,423,157	$12,122,131
		$12,122,131
Machinery — 3.3%
Awea Mechantronic Co. Ltd.	6,075,124	$15,649,484
Nak Sealing Technologies Corp.	6,403,837	7,443,799
		$23,093,283
Metals & Mining — 2.8%
Gloria Material Tech Corp.	9,605,000	$19,692,607
		$19,692,607
Total Taiwan (identified cost $66,810,400)		$100,805,021
Thailand — 10.3%
Health Care Providers & Services — 2.2%
Bumrungrad Hospital Public Co. Ltd.(3)	12,168,100	$15,516,012
		$15,516,012
Hotels, Restaurants & Leisure — 3.1%
Major Cineplex Public Co. Ltd.(3)	19,927,800	$9,873,874
Minor International Public Co. Ltd.(3)	28,727,490	11,722,089
		$21,595,963
Real Estate Management & Development — 2.4%
Central Pattana PCL(3)	18,370,000	$16,330,079
		$16,330,079

Security	Shares	Value
Wireless Telecommunication Services — 2.6%
Total Access Communication PCL(1)	14,562,000	$18,056,880
		$18,056,880
Total Thailand (identified cost $35,717,416)		$71,498,934
Total Common Stocks (identified cost $442,717,214)		$689,709,093
Warrants — 0.3%
Security	Shares	Value
Singapore — 0.2%
Goodpack Ltd., Exp. 7/16/09, strike price SGD 1.38(1)	1,962,875	$991,871
		$991,871
Total Singapore (identified cost $0)		$991,871
Thailand — 0.1%
Minor International Public Co. Ltd., Exp. 3/29/08, strike price THB 6.00(1)	3,690,779	$839,058
		$839,058
Total Thailand (identified cost $0)		$839,058
Total Warrants (identified cost $0)		$1,830,929
Total Investments — 99.7% (identified cost $442,717,214)		$691,540,022
Other Assets, Less Liabilities — 0.3%		$2,286,563
Net Assets — 100.0%		$693,826,585

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

See notes to financial statements
17

Asian Small Companies Portfolio as of August 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2007

Assets
Investments, at value (identified cost, $442,717,214)	$691,540,022
Cash	6,922,747
Foreign currency, at value (identified cost, $5,643,139)	5,639,683
Dividends and interest receivable	2,401,173
Tax reclaims receivable	75,595
Total assets	$706,579,220
Liabilities
Payable for investments purchased	$8,126,735
Accrued foreign capital gains taxes	3,753,858
Payable to affiliate for investment advisory fee	413,589
Payable to affiliate for administration fee	140,507
Accrued expenses	317,946
Total liabilities	$12,752,635
Net Assets applicable to investors' interest in Portfolio	$693,826,585
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$448,755,632
Net unrealized appreciation (computed on the basis of identified cost)	245,070,953
Total	$693,826,585

Statement of Operations

For the Year Ended
August 31, 2007

Investment Income
Dividends (net of foreign taxes, $1,117,437)	$16,103,388
Interest	229,054
Total investment income	$16,332,442
Expenses
Investment adviser fee	$4,710,580
Administration fee	1,570,030
Trustees' fees and expenses	26,229
Custodian fee	918,727
Legal and accounting services	49,677
Miscellaneous	25,413
Total expenses	$7,300,656
Deduct — Reduction of custodian fee	$2
Total expense reductions	$2
Net expenses	$7,300,654
Net investment income	$9,031,788
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign capital gains taxes of $1,314,570	$52,772,816
Foreign currency transactions	(721,920)
Net realized gain	$52,050,896
Change in unrealized appreciation (depreciation) — Investments (identified cost basis), net of increase in accrued foreign capital gains taxes of $1,383,897	$129,698,637
Foreign currency	23,455
Net change in unrealized appreciation (depreciation)	$129,722,092
Net realized and unrealized gain	$181,772,988
Net increase in net assets from operations	$190,804,776

See notes to financial statements
18

Asian Small Companies Portfolio as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2007	Year Ended August 31, 2006
From operations — Net investment income	$9,031,788	$7,097,625
Net realized gain from investment and foreign currency transactions	52,050,896	12,898,933
Net change in unrealized appreciation (depreciation) from investments and foreign currency	129,722,092	76,997,592
Net increase in net assets from operations	$190,804,776	$96,994,150
Capital transactions — Contributions	$191,168,133	$308,905,334
Withdrawals	(177,128,352)	(88,527,355)
Net increase in net assets from capital transactions	$14,039,781	$220,377,979
Net increase in net assets	$204,844,557	$317,372,129
Net Assets
At beginning of year	$488,982,028	$171,609,899
At end of year	$693,826,585	$488,982,028

See notes to financial statements
19

Asian Small Companies Portfolio as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2007	2006	2005		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.14%	1.20%	1.27	%(1)	1.35%	1.52%
Expenses after custodian fee reduction	1.14%	1.20%	1.27	%(1)	1.35%	1.52%
Net investment income	1.42%	2.01%	1.76%		0.99%	1.52%
Portfolio Turnover	37%	33%	96%		120%	112%
Total Return	39.14%	41.33%	35.07%		15.00%	32.17%
Net assets, end of year (000's omitted)	$693,827	$488,982	$171,610		$113,825	$68,837

(1)  The investment adviser waived a portion of the investment adviser fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements
20

Asian Small Companies Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Asian Small Companies Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company, which was organized as a trust under the laws of the State of New York on January 19, 1996. The Portfolio seeks to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2007, the Eaton Vance Asian Small Companies Fund held an approximate 40.5% interest in the Portfolio. In addition, an unregistered fund advised by the Adviser to the Portfolio held an approximate 59.5% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments.

21

Asian Small Companies Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Financial Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George) (the Adviser), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500 million, 0.70% annually of average daily net assets from $500 million up to $1 billion, and at reduced rates as daily net assets exceed

22

Asian Small Companies Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

that level. For the year ended August 31, 2007, the investment adviser fee was 0.74% of the Portfolio's average daily net assets and amounted to $4,710,580. In addition, an administration fee is earned by EVM for managing and administrating the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee at the annual rate of 0.25% of the average daily net assets of the Portfolio up to $500 million, 0.23333% of average daily net assets from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2007, the administration fee was 0.25% of the Portfolio's average daily net assets and amounted to $1,570,030. Except as to Trustees of the Portfolio who are not members of the Adviser's or EVM's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $280,522,368 and $235,817,883, respectively, for the year ended August 31, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$442,739,541
Gross unrealized appreciation	$266,759,665
Gross unrealized depreciation	(17,959,184)
Net unrealized appreciation	$248,800,481

The net unrealized depreciation on foreign currency and foreign currency transactions, including foreign capital gains taxes, at August 31, 2007 on a federal income tax basis was $3,751,855.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2007. Effective September 7, 2007, the amount of the line of credit was increased to $200 million and the annual rate on the unused portion of the line of credit was reduced to 0.07%.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2007, there were no obligations outstanding under these financial instruments.

23

Asian Small Companies Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

24

Asian Small Companies Portfolio as of August 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Asian Small Companies Portfolio:

We have audited the accompanying statement of assets and liabilities of Asian Small Companies Portfolio (the "Portfolio"), including the portfolio of investments as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Asian Small Companies Portfolio as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2007

25

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

26

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Asian Small Companies Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Asian Small Companies Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator"), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

27

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

28

Eaton Vance Asian Small Companies Fund

INVESTMENT MANAGEMENT

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Asian Small Companies Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Kerr and Lloyd George and Ms. Kooi is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC, "LGM" refers to Lloyd George Management (B.V.I.) Limited, and "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

Thomas E. Faust Jr. 5/31/58	Trustee of the Trust and Portfolio and President of the Trust	Trustee since 2007 and President of the Trust since 2002(3)	President of EVC, EVM, BMR, and EV and Director of EVD. Chief Investment Officer of EVC, EVM and BMR. Trustee and/or Officer of 178 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

James B. Hawkes 11/9/41	Trustee of the Trust; Trustee and Vice President of the Portfolio	Trustee of the Trust since 1989; Trustee and Vice President of the Portfolio since 1996	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV and EVD. Trustee and/or officer of 178 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	178	None

Interested Trustee(s)

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	176	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

29

Eaton Vance Asian Small Companies Fund

INVESTMENT MANAGEMENT CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	178	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 7 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr(2) 8/17/50	Vice President and Assistant Treasurer of the Portfolio	Since 1996	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Cho Yu Kooi(2) 10/19/71	Vice President of the Portfolio	Since 2004	Portfolio Manager of Lloyd George. Previously, Director for DBS Asset Management (1995-2001). Officer of 1 registered investment company managed by EVM or BMR.

Hon. Robert Lloyd George(2) 8/13/52	President of the Portfolio	Since 1996	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 7 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(3)	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

30

Eaton Vance Asian Small Companies Fund

INVESTMENT MANAGEMENT CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Barbara Campbell 6/19/57	Treasurer of the Trust	Since 2005(3)	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Messrs. Lloyd George and Kerr and Ms. Kooi is 3803 One Exchange Square, Central, Hong Kong.

(3)  Prior to 2002, Mr. Faust served as a Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 1996. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

31

This Page Intentionally Left Blank

Sponsor and Manager of Eaton Vance Asian Small Companies Fund
and Administrator of Asian Small Companies Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Asian Small Companies Portfolio
Lloyd George Investment Management (Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Asian Small Companies Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

405-10/07  ASSRC

Annual Report August 31, 2007

EATON VANCE WORLDWIDE HEALTH
SCIENCES

FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Samuel D. Isaly

Lead Portfolio Manager

Sven H. Borho, CFA

Geoffrey C. Hsu, CFA

Richard D. Klemm, Ph.D., CFA

Trevor M. Polischuk, Ph.D.

The Fund

Performance for the Past Year

•       For the year ended August 31, 2007, the Fund’s Class A shares had a total return of 8.00%. This return was the result of an increase in net asset value (NAV) per share to $11.95 on August 31, 2007, from $11.23 on August 31, 2006, plus the reinvestment of $0.171 in capital gain distributions.(1)

•       The Fund’s Class B shares had a total return of 7.20% for the period, the result of an increase in NAV per share to $12.45 from $11.78, plus the reinvestment of $0.171 in capital gain distributions.(1)

•       The Fund’s Class C shares had a total return of 7.20% for the period, the result of an increase in NAV per share to $12.45 from $11.78, plus the reinvestment of $0.171 in capital gain distributions.(1)

•       The Fund’s Class R shares had a total return of 7.73% for the period, the result of an increase in NAV per share to $12.35 from $11.63, plus the reinvestment of $0.171 in capital gain distributions.(1)

•       For comparison, the Morgan Stanley Capital International (MSCI) World Pharmaceuticals, Biotechnology, and Life Sciences Index (a broad-based, unmanaged index of global health care stocks) had a total return of 0.85% for the period. The broader market index, as measured by the S&P 500 Index (an unmanaged index of common stocks trading in the U.S.) had a total return of 15.13% for the period. The average total return of funds in the Lipper Health/ Biotechnology Classification was 8.48% for the period.(2)

•       The Fund currently invests its assets in a separate registered investment company, Worldwide Health Sciences Portfolio (the “Portfolio”), with the same investment objective and policies as the Fund.

Management Discussion

•       For the year ended August 31, 2007, the Fund posted positive returns, exceeding those of the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index (though lagging the S&P 500), primarily because of strong returns in the biotechnology sector. The Fund’s performance also benefited from the Portfolio’s holdings in the medical device sector, with outperformance from two large device holdings that had impressive earnings reports. Detracting from performance during the period was a Japanese pharmaceutical company that experienced a lower government reimbursement price for a major product than had been expected.

•       Overall, the worldwide drug industry continued to grow at a healthy pace, particularly for innovative drugs from biotechnology companies. In the biotechnology sector, several large biotech companies became acquisition targets during the period, as larger companies sought to acquire smaller discovery companies to bolster their pipelines and offset patent expirations. These acquisitions not only created sharp increases in the stock prices of the companies being acquired, but also bolstered the sector as a whole and thus contributed to Fund returns. Pharmaceutical revenues saw solid growth in the first half of 2007, driven in part by the Medicare prescription drug benefit and sales to emerging markets. Merger and acquisition activity also became a dominant theme in the medical device sector, as a flurry of deals occurred among device manufacturers during the period.

•       News from medical conferences was generally positive during 2007, as reports of positive developments about new therapies for cancer, depression and schizophrenia, for example, were released. However, in the political realm, several developments – including greater U.S. Congressional scrutiny and oversight of the FDA – raised potential concerns for investors.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class R shares are offered to certain investors at net asset value. Class A shares and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

1

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, an unmanaged index of common stocks trading in the U.S., and the MSCI World Pharmaceuticals, Biotechnology, and Life Sciences Index. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index, and the MSCI World Pharmaceuticals, Biotechnology, and Life Sciences Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance†	Class A	Class B	Class C	Class R
Average Annual Total Returns (at net asset value)
One Year	8.00%	7.20%	7.20%	7.73%
Five Years	9.68	8.86	8.86	N.A.
Ten Years	11.63	10.83	N.A.	N.A.
Life of Fund††	14.74	11.43	11.38	5.83
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	1.75%	2.20%	6.20%	7.73%
Five Years	8.38	8.57	8.86	N.A.
Ten Years	10.98	10.83	N.A.	N.A.
Life of Fund††	14.43	11.43	11.38	5.83

††Inception Dates – Class A: 7/26/85; Class B: 9/23/96; Class C: 1/5/98; Class R: 9/8/03

†  Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class R shares are offered to certain investors at net asset value. Class A shares and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

Total Annual Operating Expenses***	Class A	Class B	Class C	Class R
Expense Ratio	1.49%	2.24%	2.24%	1.74%

***   From the Fund’s prospectus dated 1/1/07.

*                 Source: Thomson Financial. Class A of the Fund commenced investment operations on 7/26/85.
A $10,000 hypothetical investment at net asset value in Class B shares on 9/30/97 would have been valued at $27,973 on 8/31/07. A $10,000 hypothetical investment at net asset value in Class C shares on 1/5/98 would have been valued at $28,306 on 8/31/07. A $10,000 hypothetical investment at net asset value in Class R shares on 9/8/03 would have been valued at $12,529 on 8/31/07. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

PORTFOLIO INFORMATION

Regional Distribution*

By net assets

Capitalization Distribution*

By net assets

*      As a percentage of the Portfolio’s net assets as of August 31, 2007. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Equity Holdings †

By net assets

Gen-Probe, Inc.	5.39%
Takeda Pharmaceutical Co., Ltd.	4.82
Genentech, Inc.	4.57
Novartis AG	4.52
Schering-Plough Corp.	4.52
Genzyme Corp.	4.49
Vertex Pharmaceuticals, Inc.	4.23
Baxter International, Inc.	3.87
Amgen, Inc.	3.80
BioMarin Pharmaceutical, Inc.	3.62

†       Top Ten Equity Holdings represented 43.83% of Portfolio net assets as of August 31, 2007. Holdings are subject to change due to active management.

3

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 – August 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Worldwide Health Sciences Fund

	Beginning Account Value (3/1/07)	Ending Account Value (8/31/07)	Expenses Paid During Period* (3/1/07 – 8/31/07)
Actual
Class A	$1,000.00	$1,058.50	$7.00
Class B	$1,000.00	$1,055.10	$10.88
Class C	$1,000.00	$1,055.10	$10.88
Class R	$1,000.00	$1,057.40	$8.30
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.40	$6.87
Class B	$1,000.00	$1,014.60	$10.66
Class C	$1,000.00	$1,014.60	$10.66
Class R	$1,000.00	$1,017.10	$8.13

*  Expenses are equal to the Fund's annualized expense ratio of 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares, and 1.60% for Class R shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2007. The example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2007

Assets
Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $1,453,202,432)	$1,841,728,152
Receivable for Fund shares sold	886,710
Total assets	$1,842,614,862
Liabilities
Payable for Fund shares redeemed	$4,885,433
Payable to affiliate for distribution and service fees	969,757
Payable to affiliate for management fee	351,085
Accrued expenses	634,883
Total liabilities	$6,841,158
Net Assets	$1,835,773,704
Sources of Net Assets
Paid-in capital	$1,216,892,410
Undistributed net realized gain from Portfolio (computed on the basis of identified cost)	228,338,568
Undistributed net investment income	2,017,006
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	388,525,720
Total	$1,835,773,704
Class A Shares
Net Assets	$1,058,767,649
Shares Outstanding	88,600,532
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.95
Maximum Offering Price Per Share (100 ÷ 94.25 of $11.95)	$12.68
Class B Shares
Net Assets	$429,929,268
Shares Outstanding	34,539,188
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$12.45
Class C Shares
Net Assets	$339,811,502
Shares Outstanding	27,291,850
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$12.45
Class R Shares
Net Assets	$7,265,285
Shares Outstanding	588,109
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.35
On sales of $50,000 or more, the offering price of Class A shares is reduced.

*  Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $668,079)	$13,942,916
Interest allocated from Portfolio	4,472,897
Expenses allocated from Portfolio	(12,733,819)
Net investment income from Portfolio	$5,681,994
Expenses
Management fee	$4,592,372
Trustees' fees and expenses	3,692
Distribution and service fees Class A	2,932,408
Class B	4,927,951
Class C	3,817,647
Class R	31,252
Transfer and dividend disbursing agent fees	3,887,538
Printing and postage	384,264
Legal and accounting services	144,780
Registration fees	65,946
Custodian fee	31,418
Miscellaneous	19,971
Total expenses	$20,839,239
Net investment loss	$(15,157,245)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$260,852,024
Foreign currency transactions	(1,335,247)
Net realized gain	$259,516,777
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(89,326,743)
Foreign currency	82,296
Net change in unrealized appreciation (depreciation)	$(89,244,447)
Net realized and unrealized gain	$170,272,330
Net increase in net assets from operations	$155,115,085

See notes to financial statements
5

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2007	Year Ended August 31, 2006
From operations — Net investment loss	$(15,157,245)	$(24,871,998)
Net realized gain from investment and foreign currency transactions	259,516,777	22,202,330
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(89,244,447)	72,353,756
Net increase in net assets from operations	$155,115,085	$69,684,088
Distributions to shareholders — From net realized gain Class A	$(18,087,065)	$—
Class B	(7,280,533)	—
Class C	(5,639,354)	—
Class R	(81,556)	—
Total distributions to shareholders	$(31,088,508)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$99,875,042	$187,623,468
Class B	7,947,778	19,176,268
Class C	22,600,984	49,356,368
Class R	3,675,392	3,697,440
Net asset value of shares issued to shareholders in payment of distributions declared Class A	15,983,396	—
Class B	5,961,918	—
Class C	3,969,511	—
Class R	68,065	—
Cost of shares redeemed Class A	(417,770,456)	(369,372,180)
Class B	(157,439,932)	(130,603,713)
Class C	(132,545,431)	(120,764,134)
Class R	(2,530,591)	(1,247,029)
Net asset value of shares exchanged Class A	9,541,111	28,722,588
Class B	(9,541,111)	(28,722,588)
Redemption Fees	14,640	17,729
Net decrease in net assets from Fund share transactions	$(550,189,684)	$(362,115,783)
Net decrease in net assets	$(426,163,107)	$(292,431,695)
Net Assets
At beginning of year	$2,261,936,811	$2,554,368,506
At end of year	$1,835,773,704	$2,261,936,811
Undistributed net investment income included in net assets
At end of year	$2,017,006	$—

See notes to financial statements
6

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$11.230	$10.870	$9.880	$9.360	$7.640
Income (loss) from operations
Net investment loss	$(0.049)	$(0.075)	$(0.071)	$(0.109)	$(0.096)
Net realized and unrealized gain	0.940	0.435	1.061	0.629	1.816
Total income from operations	$0.891	$0.360	$0.990	$0.520	$1.720
Less distributions
From net realized gain	$(0.171)	$—	$—	$—	$—
Total distributions	$(0.171)	$—	$—	$—	$—
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)
Net asset value — End of year	$11.950	$11.230	$10.870	$9.880	$9.360
Total Return(3)	8.00%	3.31%	10.02%	5.56%	22.51%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,058,768	$1,277,200	$1,387,658	$1,226,740	$985,769
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.32%	1.49%	1.56%	1.80%	1.99%
Expenses after custodian fee reduction(4)	1.32%	1.49%	1.56%	1.79%	1.97%
Net investment loss	(0.42)%	(0.68)%	(0.70)%	(1.08)%	(1.18)%
Portfolio Turnover of the Portfolio	46%	14%	13%	13%	27%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amounts represent less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
7

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$11.780	$11.480	$10.520	$10.040	$8.260
Income (loss) from operations
Net investment loss	$(0.142)	$(0.168)	$(0.157)	$(0.197)	$(0.169)
Net realized and unrealized gain	0.983	0.468	1.117	0.677	1.949
Total income from operations	$0.841	$0.300	$0.960	$0.480	$1.780
Less distributions
From net realized gain	$(0.171)	$—	$—	$—	$—
Total distributions	$(0.171)	$—	$—	$—	$—
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$—
Net asset value — End of year	$12.450	$11.780	$11.480	$10.520	$10.040
Total Return(3)	7.20%	2.61%	9.12%	4.78%	21.55%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$429,929	$554,897	$678,958	$756,367	$712,385
Ratios (As a percentage of average daily net assets): Expenses before custodian fee reduction(4)	2.07%	2.24%	2.31%	2.55%	2.74%
Expenses after custodian fee reduction(4)	2.07%	2.24%	2.31%	2.54%	2.72%
Net investment loss	(1.17)%	(1.43)%	(1.46)%	(1.84)%	(1.93)%
Portfolio Turnover of the Portfolio	46%	14%	13%	13%	27%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amounts represent less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
8

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$11.780	$11.480	$10.520	$10.040	$8.260
Income (loss) from operations
Net investment loss	$(0.142)	$(0.167)	$(0.157)	$(0.197)	$(0.169)
Net realized and unrealized gain	0.983	0.467	1.117	0.677	1.949
Total income from operations	$0.841	$0.300	$0.960	$0.480	$1.780
Less distributions
From net realized gain	$(0.171)	$—	$—	$—	$—
Total distributions	$(0.171)	$—	$—	$—	$—
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$—
Net asset value — End of year	$12.450	$11.780	$11.480	$10.520	$10.040
Total Return(3)	7.20%	2.61%	9.20%	4.82%	21.52%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$339,812	$424,176	$484,652	$499,058	$396,330
Ratios (As a percentage of average daily net assets): Expenses before custodian fee reduction(4)	2.07%	2.24%	2.31%	2.55%	2.74%
Expenses after custodian fee reduction(4)	2.07%	2.24%	2.31%	2.54%	2.72%
Net investment loss	(1.17)%	(1.43)%	(1.46)%	(1.83)%	(1.93)%
Portfolio Turnover of the Portfolio	46%	14%	13%	13%	27%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding

(2)  Amounts represent less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
9

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended August 31,
	2007(1)	2006(1)	2005(1)	2004(1)(2)
Net asset value — Beginning of year	$11.630	$11.280	$10.280	$10.000
Income (loss) from operations
Net investment loss	$(0.082)	$(0.106)	$(0.096)	$(0.133)
Net realized and unrealized gain	0.973	0.456	1.096	0.412
Total income from operations	$0.891	$0.350	$1.000	$0.279
Less distributions
From net realized gain	$(0.171)	$—	$—	$—
Total distributions	$(0.171)	$—	$—	$—
Redemption fees	$0.000 (3)	$—	$0.000 (3)	$0.001
Net asset value — End of year	$12.350	$11.630	$11.280	$10.280
Total Return(4)	7.73%	3.10%	9.73%	2.80	%(7)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$7,265	$5,664	$3,101	$1,594
Ratios (As a percentage of average daily net assets): Expenses before custodian fee reduction(5)	1.57%	1.74%	1.81%	2.05	%(6)
Expenses after custodian fee reduction(5)	1.57%	1.74%	1.81%	2.04	%(6)
Net investment loss	(0.68)%	(0.92)%	(0.91)%	(1.29	)%(6)
Portfolio Turnover of the Portfolio	46%	14%	13%	13%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  For the period from the commencement of offering of Class R shares, September 8, 2003 to August 31, 2004.

(3)  Amounts represent less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements
10

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENT

1  Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class R shares are offered at net asset value and are not subject to a sales charge. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.99% at August 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class R shareholders for less than 90 days, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold.

11

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENT CONT'D

Distributions to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gain (reduced by any available capital loss carryover from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended August 31, 2007 and August 31, 2006 were as follows:

	Year Ended August 31,
	2007	2006
Distributions declared from:
Long-term capital gain:	$31,088,508	$—

During the year ended August 31, 2007, paid-in capital was decreased by $18,330,028, accumulated net undistributed income was increased by $17,174,251, and accumulated net realized gain on investments was increased by $1,155,777, primarily due to differences between book and tax accounting for net operating losses and foreign currency gains/losses. These reclassifications had no effect on the net assets or the net asset value per share of the Fund.

As of August 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$229,096,885
Unrealized appreciation	$389,784,409

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statements of assets and liabilities are primarily due to wash sales and investments in partnerships.

3  Management Fee and Other Transactions
with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the Fund's average daily net assets up to $500 million, 0.23% of average net assets of $500 million but less than $1 billion, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net assets of $2 billion but less than $3 billion and 0.167% of average net assets of $3 billion or more. Effective March 15, 2004, EVM agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Fund. EVM agreed to reduce its fee to the annual rate of 0.183% of average net assets of $2 billion but less than $2.5 billion and 0.167% of average net assets of $2.5 billion or more. For the year ended August 31, 2007, the fee was equivalent to 0.22% of the Fund's average daily net assets and amounted to $4,592,372. Pursuant to the Fee Reduction Agreement, EVM was not required to reduce its fee for the year ended August 31, 2007. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended August 31, 2007, EVM received $242,474 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $113,000 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2007.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. In addition, administrative fees are paid by the Portfolio to EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in the report.

4  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be

12

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENT CONT'D

issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2007	2006
Sales	8,601,138	16,761,318
Issued to shareholders electing to receive payments of distribution in Fund shares	1,403,283	—
Redemptions	(35,977,862)	(33,308,490)
Exchange from Class B shares	817,325	2,588,241
Net decrease	(25,156,116)	(13,958,931)
	Year Ended August 31,
Class B	2007	2006
Sales	654,380	1,626,217
Issued to shareholders electing to receive payments of distribution in Fund shares	500,161	—
Redemptions	(12,956,482)	(11,183,870)
Exchange to Class A shares	(781,900)	(2,457,510)
Net decrease	(12,583,841)	(12,015,163)
	Year Ended August 31,
Class C	2007	2006
Sales	1,858,887	4,170,380
Issued to shareholders electing to receive payments of distribution in Fund shares	332,734	—
Redemptions	(10,911,887)	(10,359,643)
Net decrease	(8,720,266)	(6,189,263)
	Year Ended August 31,
Class R	2007	2006
Sales	304,705	320,531
Issued to shareholders electing to receive payments of distribution in Fund shares	5,773	—
Redemptions	(209,402)	(108,280)
Net increase	101,076	212,251

Redemptions or exchanges of Class A and Class R shares made within 90 days of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the year ended August 31, 2007 and for the year ended August 31, 2006 the Fund received $14,597 and $17,729, respectively, in redemption fees on Class A shares. For the year ended August 31, 2007, the Fund received $43 in redemption fees on Class R shares. For the year ended August 31, 2006, there were no redemption fees received for Class R shares.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended August 31, 2007 amounted to $2,932,408 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class. The Fund paid or accrued $3,695,963 and $2,863,235 for Class B and Class C, respectively, to or payable to EVD for the year ended August 31, 2007, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At August 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $13,249,000 and $52,541,000 for Class B and Class C shares, respectively. The Class R Plan provides for the Fund to pay EVD an amount equal to 0.50% (annualized) of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% (annualized) of average daily net assets attributable to Class R shares. For the year ended August 31, 2007, the Fund paid or accrued $15,626 for Class R shares to or payable to EVD, representing 0.25% (annualized) of the average daily net assets for Class R shares. The Class B, Class C and Class R Plans also

13

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENT CONT'D

authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount not exceeding 0.25% (annualized) annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and C sales commissions and distribution fees and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for year ended August 31, 2007 amounted to $1,231,988, $954,412 and $15,626 for Class B, Class C and Class R shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. All purchases of Class A shares of $1 million or more are subject to a 1% CDSC in the event of redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM, or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC received on Class B and Class C redemptions when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $3,000, $1,503,000 and $44,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended August 31, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended August 31, 2007 aggregated $134,774,432 and $737,551,723 respectively.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Worldwide Health Sciences Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund, a series of Eaton Vance Growth Trust (the "Fund") at August 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 2007

15

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year-end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Capital Gain Dividends — The Fund designates $31,088,508 as a capital gain distribution.

16

Worldwide Health Sciences Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.42%
Security	Shares	Value	Percentage of Net Assets
Major Capitalization-Europe — 10.84%(1)
Merck KGaA Co.	285,000	$36,574,585	1.99%
Novartis AG	1,580,000	83,330,910	4.52%
Roche Holding AG	325,000	56,641,462	3.08%
Shire PLC	879,500	23,051,647	1.25%
		$199,598,604	10.84%
Major Capitalization-Far East — 12.48%(1)
Astellas Pharma, Inc.	955,000	$44,219,632	2.40%
Chugai Pharmaceuticals Co., Ltd.	3,275,000	58,712,594	3.19%
Daiichi Sankyo Co., Ltd.	1,400,000	38,155,242	2.07%
Takeda Pharmaceutical Co., Ltd.	1,300,000	88,848,293	4.82%
		$229,935,761	12.48%
Major Capitalization-North America — 36.53%(1)
Abbott Laboratories	1,050,000	$54,505,500	2.96%
Amgen, Inc.(2)	1,398,100	70,058,791	3.80%
Baxter International, Inc.	1,300,000	71,188,000	3.87%
Bristol-Myers Squibb Co.	1,300,000	37,895,000	2.06%
Cephalon, Inc.(2)	730,000	54,786,500	2.97%
Genentech, Inc.(2)	1,125,000	84,161,250	4.57%
Genzyme Corp.(2)	1,325,000	82,693,250	4.49%
Lilly (Eli) & Co.	1,025,000	58,783,750	3.19%
Pfizer, Inc.	2,265,000	56,262,600	3.06%
Schering-Plough Corp.	2,775,000	83,305,500	4.52%
Wyeth	414,500	19,191,350	1.04%
		$672,831,491	36.53%
Small & Mid Capitalization-NorthAmerica — 36.57%(1)
Align Technology, Inc.(2)	2,560,300	$58,195,619	3.16%
BioMarin Pharmaceutical, Inc.(2)	3,100,000	66,588,000	3.62%
Endo Pharmaceuticals Holdings, Inc.(2)	1,913,000	60,986,440	3.31%
Exelixis, Inc.(2)	2,652,400	29,839,500	1.62%
Genomic Health, Inc.(2)	1,161,000	23,591,520	1.28%
Gen-Probe, Inc.(2)	1,550,000	99,231,000	5.39%
InterMune, Inc.(2)	673,100	13,307,187	0.72%
LifeCell Corp.(2)	1,965,000	65,061,150	3.53%
Millennium Pharmaceuticals, Inc.(2)	3,700,000	37,555,000	2.04%
NPS Pharmaceuticals, Inc.(2)	3,149,500	13,385,375	0.73%
Onyx Pharmaceuticals, Inc.(2)	1,124,100	44,536,842	2.42%
OSI Pharmaceuticals, Inc.(2)	1,664,000	56,759,040	3.08%

Security	Shares	Value	Percentage of Net Assets
Small & Mid Capitalization-North America (continued)
Pharmacopeia, Inc.(2)	583,000	$3,212,330	0.17%
Sepracor, Inc.(2)	800,000	23,336,000	1.27%
Vertex Pharmaceuticals, Inc.(2)	2,000,000	77,920,000	4.23%
		$673,505,003	36.57%
Total Common Stocks (identified cost $1,387,367,899)		$1,775,870,859
Options — 0.00%
Security	Shares	Value	Percentage of Net Assets
Small & Mid Capitalization-North America — 0.00%
Orchid Cellmark, Inc. Options, Exp. 7/24/11(2)(3)	2,898	$1,167	0.00%
		$1,167	0.00%
Options (identified cost $0)		$1,167
Short-Term Investments — 3.09%
Security	Interest (000's omitted)	Value	Percentage of Net Assets
Investment in Cash Management Portfolio, 5.00%(4)	56,871	$56,871,347	3.09%
Total Short-Term Investments (identified cost $56,871,347)		$56,871,347
Total Investments (identified cost $1,444,239,246)		$1,832,743,373	99.51%
Other Assets, Less Liabilities		$8,985,062	0.49%
Net Assets		$1,841,728,435	100.00%

(1)  Major capitalization is defined as market value of $5 billion or more. Small & Mid capitalization is defined as market value less than $5 billion.

(2)  Non-income producing security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2007.

See notes to financial statements
17

Worldwide Health Sciences Portfolio as of August 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $1,387,367,899)	$1,775,872,026
Affiliated investments, at value (identified cost, $56,871,347)	56,871,347
Receivable for investments sold	5,266,235
Interest and dividends receivable	1,594,384
Interest receivable from affiliated investments	338,868
Tax reclaims receivable	2,847,578
Total assets	$1,842,790,438
Liabilities
Payable to affiliate for investment advisory fees	$523,960
Payable to affiliate for administration fees	313,090
Payable to affiliate for Trustees' fees	21
Accrued expenses	224,932
Total liabilities	$1,062,003
Net Assets applicable to investors' interest in Portfolio	$1,841,728,435
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,453,135,644
Net unrealized appreciation (computed on the basis of identified cost)	388,592,791
Total	$1,841,728,435

Statement of Operations

For the Year Ended
August 31, 2007

Investment Income
Dividends (net of foreign taxes, $668,079)	$13,942,918
Interest	1,749,795
Interest income allocated from affiliated investments	2,723,102
Expenses allocated from affliated investments	(257,064)
Total investment income	$18,158,751
Expenses
Investment adviser fee	$7,606,801
Administration fee	4,558,135
Trustees' fees and expenses	31,434
Custodian fee	614,953
Legal and accounting services	59,852
Miscellaneous	76,586
Total expenses	$12,947,761
Deduct — Reduction of investment adviser fee	$468
Reduction of administration fee	470,538
Total expense reductions	$471,006
Net expenses	$12,476,755
Net investment income	$5,681,996
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$260,852,060
Foreign currency transactions	(1,335,247)
Net realized gain	$259,516,813
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(89,326,757)
Foreign currency	82,295
Net change in unrealized appreciation (depreciation)	$(89,244,462)
Net realized and unrealized gain	$170,272,351
Net increase in net assets from operations	$175,954,347

See notes to financial statements
18

Worldwide Health Sciences Portfolio as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2007	Year Ended August 31, 2006
From operations — Net investment income (loss)	$5,681,996	$(134,304)
Net realized gain from investment and foreign currency transactions	259,516,813	22,202,333
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(89,244,462)	72,353,763
Net increase in net assets from operations	$175,954,347	$94,421,792
Capital transactions — Contributions	$134,774,432	$289,070,078
Withdrawals	(737,551,723)	(678,337,362)
Net decrease in net assets from capital transactions	$(602,777,291)	$(389,267,284)
Net decrease in net assets	$(426,822,944)	$(294,845,492)
Net Assets
At beginning of year	$2,268,551,379	$2,563,396,871
At end of year	$1,841,728,435	$2,268,551,379

See notes to financial statements
19

Worldwide Health Sciences Portfolio as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2007		2006		2005		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.62	%(1)	0.81	%(1)	0.82	%(1)	1.08%	1.16%
Expenses after custodian fee reduction	0.62	%(1)	0.81	%(1)	0.82	%(1)	1.07%	1.15%
Net investment income (loss)	0.28%		(0.01)%		0.03%		(0.37)%	(0.36)%
Portfolio Turnover	46%		14%		13%		13%	27%
Total Return	8.76%		4.03%		10.85%		6.33%	23.51%
Net assets, end of year (000's omitted)	$1,841,728		$2,268,551		$2,563,397		$2,505,400	$2,108,247

(1)  The investment adviser and administrator waived a portion of their respective fees (equal to 0.02%, 0.02% and 0.02% of average daily net assets for the years ended August 31, 2007, 2006 and 2005, respectively). Absent these waivers, total return would be lower.

See notes to financial statements
20

Worldwide Health Sciences Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 26, 1996. The Portfolio seeks long-term capital growth by investing in a worldwide and diversified portfolio of securities of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2007, the Eaton Vance Worldwide Health Sciences Fund (the Fund) had an approximate 99.99% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Concentration of Portfolio Sector Risk — The Portfolio concentrates its investments in medical research and the health care industry, so the Portfolio will likely be affected by events that adversely affect that industry. The Portfolio historically held fewer than 60 stocks at any one time; therefore, the Portfolio is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Portfolio's shares can also be impacted by regulatory activities that affect health sciences companies.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

21

Worldwide Health Sciences Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

I  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Advisory Fees, Administrator's Fees and Other Transactions with Affiliates

Pursuant to the Investment Advisory Agreement, OrbiMed Advisors, LLC (OrbiMed) serves as the Investment Adviser of the Portfolio. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Portfolio's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, 0.70% of average net assets of $500 million but less than $1 billion, 0.65% of average net assets of $1 billion but less than $1.5 billion, 0.60% of average net assets of $1.5 billion but less than $2 billion, 0.55% of average net assets of $2 billion but less than $3 billion and 0.50% of average net assets in excess of $3 billion. Effective March 28, 2005, OrbiMed agreed to a fee reduction, such

22

Worldwide Health Sciences Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

agreement being memorialized in a Fee Reduction Agreement between OrbiMed and the Portfolio. OrbiMed agreed to reduce its fee to the annual rate of 0.55% of average net assets of $2 billion but less than $2.5 billion and 0.50% of average net assets of $2.5 billion or more. In addition, effective September 1, 1997, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the S&P 500 Index over a 36 month period. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended August 31, 2007, the Portfolio's advisory fee totaled $7,853,824 of which $247,023 was allocated from Cash Management and $7,606,801 was paid or accrued directly by the Portfolio. For the year ended August 31, 2007, the net investment advisory fee, including the portion allocated from Cash Management and the performance adjustment, was equivalent to 0.38% of the Portfolio's average daily net assets.

OrbiMed has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the year ended August 31, 2007, OrbiMed waived $468 of its advisory fee.

Under an Administration Agreement between the Portfolio and EVM, its Administrator, EVM manages and administers the affairs of the Portfolio. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the Portfolio's average daily net assets up to $500 million, 0.23% of average net assets of $500 million but less than $1 billion, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net assets of $2 billion but less than $3 billion and 0.167% of average net assets of $3 billion or more. Effective March 15, 2004, EVM agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Portfolio. Effective March 28, 2005, EVM agreed to a further fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Portfolio. EVM agreed to reduce its fee to the annual rate of 0.225% of the Portfolio's average daily net assets up to $500 million, 0.2083% of average net assets of $500 million but less than $1 billion, 0.1917% of average net assets of $1 billion but less than $1.5 billion, 0.1750% of average net assets of $1.5 billion but less than $2 billion, 0.1583% of average net assets of $2 billion but less than $2.5 billion and 0.1417% of average net assets of $2.5 billion or more. For the year ended August 31, 2007, the net administration fee, including fee reductions, was equivalent to 0.20% of average net assets and amounted to $4,087,597.

Except for Trustees of the Portfolio who are not members of OrbiMed or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended August 31, 2007, no significant amounts have been deferred.

3  Investments

Purchases and sales of investments, other than short-term obligations, aggregated $898,532,041 and $1,479,501,062, respectively, for the year ended August 31, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,442,980,557
Gross unrealized appreciation	$510,818,782
Gross unrealized depreciation	(121,055,966)
Net unrealized appreciation	$389,762,816

The net unrealized appreciation on foreign currency is $88,664.

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation

23

Worldwide Health Sciences Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  Line of Credit

The Portfolio participated with other portfolios and funds managed by BMR and EVM and their affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unsual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated expense during the year ended August 31, 2007. Effective September 7, 2007, the amount of the line of credit was increased to $200 million and the annual rate on the daily unused portion of the line of credit was reduced to 0.07%.

7  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2007, there were no outstanding obligations under these financial instruments.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

24

Worldwide Health Sciences Portfolio as of August 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Worldwide Health Sciences Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio (the "Portfolio") at August 31, 2007, and the results of its operations, the changes in its net assets, and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 2007

25

Worldwide Health Sciences Fund and Portfolio

OTHER MATTERS

Change in Independent Registered Public Accounting Firm

On August 6, 2007, PricewaterhouseCoopers LLP resigned in the ordinary course as the independent registered public accounting firm for the Fund and Portfolio effective upon completion of services related to the audit for the Fund's and Portfolio's 2007 fiscal year.

The reports of PricewaterhouseCoopers LLP on the Fund's and Portfolio's financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund's and Portfolio's two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Fund's and Portfolio's financial statements for such years, and there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

At a meeting held on August 6, 2007, based on Audit Committee recommendations and approvals, the full Board of Trustees of the Fund and Portfolio approved Deloitte & Touche LLP as the Fund's and Portfolio's independent registered public accounting firm for the fiscal year ending August 31, 2008. To the best of the Fund's and Portfolio's knowledge, for the fiscal years ended August 31, 2007 and August 31, 2006, and through October 15, 2007, the Fund and Portfolio did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's and Portfolio's financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

26

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30,

27

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Worldwide Health Sciences Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Worldwide Health Sciences Fund (the "Fund") invests, with OrbiMed Advisors LLC (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator"), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the Adviser's experience in managing health sciences portfolios and the experience of the 23 professional and nine support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and their affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund. The Board noted that the Fund has underperformed its peers and

28

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

that the Adviser is taking steps to improve performance. The Board concluded that it would be appropriate to allow additional time to evaluate the effectiveness of these actions.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the advisory fee includes a performance-based component that is intended to align the interests of the Adviser with the interests of shareholders and that the performance-based component of the advisory fee can be expected to result in a material reduction in the advisory fee during the Fund's fiscal year ending August 31, 2007. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and their respective affiliates in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by the Adviser or the Administrator without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser or the Administrator in connection with their relationships with the Portfolio and the Fund, including the benefits to the Adviser of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients and the benefits to the Administrator of payments by the Adviser to an affiliate of the Administrator to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and the Administrator, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund and Portfolio on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

29

Eaton Vance Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Isaly, is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC and "Orbimed" refers to Orbimed Advisors, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

Thomas E. Faust Jr. 5/31/58	Trustee of the Trust and Portfolio and President of the Trust	Trustee since 2007 and President of the Trust since 2002(3)	President of EVC, EVM, BMR, and EV and Director of EVD. Chief Investment Officer of EVC, EVM and BMR. Trustee and/or Officer of 178 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and Portfolio.	178	Director of EVC

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1996	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV and EVD. Trustee and/or officer of 178 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	176	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center .	178	None

30

Eaton Vance Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	178	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustee(s)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 7 registered investment companies managed by EVM or BMR.

Samuel D. Isaly(2) 3/12/45	President of the Portfolio	Since 2002(3)	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Portfolio	Since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 77 registered investment companies managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 7 registered investment companies managed by EVM or BMR.

Barbara Campbell 6/19/57	Treasurer of the Trust	Since 2005(3)	Vice President of BMR and EVM. Officer of 178 registered investment companies managed by EVM or BMR.

Kevin M. Connerty 4/20/64	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Director and Vice President of PFPC Inc. (1999-2005). Officer of 98 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President. Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Mr. Isaly is 767 Third Avenue, New York, NY 10017.

(3)  Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Isaly served as Vice President of the Portfolio since 1996. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

31

This Page Intentionally Left Blank

Sponsor and Manager of Eaton Vance Worldwide Health Sciences Fund
and Administrator of Worldwide Health Sciences Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Adviser of Worldwide Health Sciences Portfolio
OrbiMed Advisors, LLC

767 3rd Avenue
New York, NY 10017

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Worldwide Health Sciences Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

426-10/07  HSSRC

Annual Report August 31, 2007

EATON VANCE
GREATER CHINA
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Greater China Growth Fund as of August 31, 2007

management’s discussion of fund performance

Pamela Chan

Portfolio Manager

The Fund

Performance for the Past Year

•       The Fund’s Class A shares had a total return of 81.80% for the year ended August 31, 2007. This return resulted from an increase in net asset value (NAV) per share to $32.70 on August 31, 2007, from $18.01 on August 31, 2006, and the reinvestment of $0.030 in dividends.(1)

•       The Fund’s Class B shares had a total return of 80.90% for the year ended August 31, 2007. This return resulted from an increase in NAV per share to $32.58 on August 31, 2007, from $18.01 on August 31, 2006.(1)

•       The Fund’s Class C shares had a total return of 80.87% for the year ended August 31, 2007. This return resulted from an increase in NAV per share to $32.52 on August 31, 2007, from $17.98 on August 31, 2006.(1)

•       For comparison, the Morgan Stanley Capital International (MSCI) Golden Dragon Index – a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan – had a total return of 53.07% for the year ended August 31, 2007,(2) while the Fund’s peer group, the Lipper China Region Funds Classification, had an average total return of 80.20%.(2)

Management Discussion

•       The Fund seeks long-term capital appreciation by investing in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People’s Republic of China. The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund (“Portfolio”).

•       Although characterized by occasional volatility, China’s stock market generated exceptional returns during the fiscal year ended August 31, 2007, helped by continuing economic growth and a surge in corporate earnings. The Hong Kong market was similarly strong, reflecting a strong domestic economy and optimism regarding the expected flow of new investment from China into Hong Kong. Taiwan posted good results, boosted by a rebound in domestic consumption, although those gains were pared somewhat later in the year amid concerns over weakening U.S. demand.

•       An increased weighting in China contributed to the Fund’s outperformance of its MSCI Golden Dragon Index benchmark during the fiscal year ended August 31, 2007. Consumer discretionary, industrials, materials and financial stocks were most additive to performance. Among the Portfolio’s top performers was a retailer of apparel and luxury goods, which benefited from the growing affluence of China’s consumers. The Portfolio’s building materials stocks and construction equipment makers were helped by a surge in construction and infrastructure projects, while strong export shipments boosted leading containerboard makers. In the financial sector, a Guangzhou-based property company performed well, as it announced new projects for residential and commercial development.(3)

•       While the Portfolio was underweighted in Hong Kong, favorable stock selection lifted performance. Good performers included a watch manufacturer with expansive distribution network in China and a leading wholesaler of youth fashion apparel with a strong presence in Europe.(3)

•       Given the region’s very strong market conditions, the Portfolio did not have any significantly weak performers during the fiscal year. However, performance was constrained slightly by underweightings in several key index holdings. The Portfolio was underweighted in a China-based insurance company whose earnings doubled with successful acquisitions and strong life insurance sales, and in a Taiwan electronic component maker that successfully expanded into the higher-margin networking and telecom areas.(3)

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)

These returns do not include the 5.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent expense waivers by the manager and investment adviser, the returns would be lower.

(2)

It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Classification total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)	Country weightings and industry weightings are subject to change due to active management.

1

Eaton Vance Greater China Growth Fund as of August 31, 2007

fund performance

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Morgan Stanley Capital International Golden Dragon Index (MSCI Golden Dragon Index), a broad-based, unmanaged market index of common stocks traded in China, Hong Kong and Taiwan. The MSCI Golden Dragon Index commenced on September 30, 1996; for the period from 9/30/96 -12/31/00, the MSCI Golden Dragon Index data were calculated using gross dividends, without consideration for taxes; from 12/31/00 - 8/31/07, the Index data were calculated using dividends net of taxes. The calculation of dividends net of taxes was first available on 12/31/00. The Index line on the chart reflects that adjustment. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the MSCI Gloden Dragon Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance as of 8/31/07(1)

	Class A	Class B	Class C
Share Class Symbol	EVCGX	EMCGX	ECCGX
Average Annual Total Returns (at net asset value)
One Year	81.80%	80.90%	80.87%
Five Years	31.85	31.16	31.10
Ten Years	6.46	5.83	5.80
Life of Fund†	9.21	7.71	4.93
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	71.34%	75.90%	79.87%
Five Years	30.29	31.03	31.10
Ten Years	5.84	5.83	5.80
Life of Fund†	8.78	7.71	4.93

†Inception Dates – Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93; Class I shares had not commenced operations as of August 31, 2007.

(1)

Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable CDSC for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent expense waivers by the manager and investment adviser, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC return for Class C reflects a 1% CDSC for the first year. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C
Gross Expense Ratio	2.39%	2.89%	2.89%
Net Expense Ratio	2.34	2.84	2.84

(2)

From the Fund’s prospectus dated 1/1/07. Net Expense Ratio reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, expenses would have been higher.

*

Source: Thomson Financial. Class A of the Fund commenced operations on 10/28/92. Class B of the Fund commenced operations on 6/7/93. Class C commenced operations on 12/28/93. Class I shares had not commenced operations as of August 31, 2007.

A $10,000 hypothetical investment at net asset value in Class B and Class C of the Fund on 8/31/97 would have been valued at $17,629 and $17,574, respectively. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month-end, please refer to www.eatonvance.com

2

Eaton Vance Greater China Growth Fund as of August 31, 2007

portfolio composition

Sector Weightings(1)

By Net Assets

(1)	Reflects the Portfolio’s investments as of August 31, 2007. May not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Holdings(2)

By Net Assets

China Mobile, Ltd.	5.3%
China National Building Material Co., Ltd - Class H	3.9
China Life Insurance Co., Ltd. - Class H	3.7
Guangzhou R&F Properties Co., Ltd. - Class H	3.6
China Oilfield Services, Ltd. - Class H	3.3
Nine Dragons Paper Holdings, Ltd.	2.9
AMVIG Holdings, Ltd.	2.8
Cosco Corp., Ltd.	2.7
Esprit Holdings, Ltd.	2.5
Anhui Conch Cement Co., Ltd. - Class H	2.5

(2)

Top Ten Holdings represented 33.2% of Portfolio net assets as of August 31, 2007. Holdings may not be representative of the Portfolio’s current or future investments and may change due to active management. Top Ten Holdings exclude cash equivalents.

3

Eaton Vance Greater China Growth Fund as of August 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 – August 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

  Eaton Vance Greater China Growth Fund

	Beginning Account Value (3/1/07)	Ending Account Value (8/31/07)	Expenses Paid During Period* (3/1/07 – 8/31/07)
Actual
Class A	$1,000.00	$1,386.20	$12.87
Class B	$1,000.00	$1,382.90	$15.86
Class C	$1,000.00	$1,382.70	$15.86
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.40	$10.87
Class B	$1,000.00	$1,011.90	$13.39
Class C	$1,000.00	$1,011.90	$13.39

* Expenses are equal to the Fund's annualized expense ratio of 2.14% for Class A shares, 2.64% for Class B shares and 2.64% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2007. The Example reflects the expenses of both the Fund and the Portfolio. Class I shares had not commenced operations as of August 31, 2007.

4

Eaton Vance Greater China Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2007

Assets
Investment in Greater China Growth Portfolio, at value (identified cost, $222,846,392)	$402,652,451
Receivable for Fund shares sold	1,277,612
Receivable from the Manager and Investment Adviser to the Portfolio	15,500
Total assets	$403,945,563
Liabilities
Payable for Fund shares redeemed	$1,148,718
Payable to affiliate for service fees	214,870
Payable to affiliate for management fee	77,499
Accrued expenses	119,263
Total liabilities	$1,560,350
Net Assets	$402,385,213
Sources of Net Assets
Paid-in capital	$211,173,783
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	11,405,371
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	179,806,059
Total	$402,385,213
Class A Shares
Net Assets	$274,135,409
Shares Outstanding	8,384,215
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$32.70
Maximum Offering Price Per Share (100 ÷ 94.25 of $32.70)	$34.69
Class B Shares
Net Assets	$48,912,866
Shares Outstanding	1,501,445
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$32.58
Class C Shares
Net Assets	$79,336,938
Shares Outstanding	2,439,460
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$32.52
On sales of $50,000 or more, the offering price of Class A shares is reduced.

*  Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $298,049)	$5,163,049
Interest allocated from Portfolio	166,961
Expenses allocated from Portfolio	(3,482,187)
Net investment income from Portfolio	$1,847,823
Expenses
Management fee	$710,123
Trustees' fees and expenses	3,974
Distribution and service fees Class A	974,267
Class B	353,889
Class C	538,069
Transfer and dividend disbursing agent fees	500,300
Printing and postage	80,250
Registration fees	33,745
Legal and accounting services	28,170
Miscellaneous	11,838
Total expenses	$3,234,625
Deduct — Expense reduction by the Manager and the Investment Adviser to the Portfolio	$142,027
Total expense reductions	$142,027
Net expenses	$3,092,598
Net investment loss	$(1,244,775)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$36,684,023
Foreign currency transactions	(182,896)
Net realized gain	$36,501,127
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$134,392,349
Foreign currency	77,919
Net change in unrealized appreciation (depreciation)	$134,470,268
Net realized and unrealized gain	$170,971,395
Net increase in net assets from operations	$169,726,620

See notes to financial statements
5

Eaton Vance Greater China Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2007	Year Ended August 31, 2006
From operations — Net investment income (loss)	$(1,244,775)	$216,745
Net realized gain from investment and foreign currency transactions	36,501,127	6,496,889
Net change in unrealized appreciation (depreciation) from investments and foreign currency	134,470,268	23,262,736
Net increase in net assets from operations	$169,726,620	$29,976,370
Distributions to shareholders — From net investment income Class A	$(229,925)	$(721,576)
Class B	—	(46,499)
Class C	—	(71,711)
Total distributions to shareholders	$(229,925)	$(839,786)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$94,650,217	$41,332,279
Class B	17,596,907	9,915,193
Class C	33,621,298	17,445,744
Net asset value of shares issued to shareholders in payment of distributions declared Class A	182,316	571,854
Class B	—	38,546
Class C	—	55,458
Cost of shares redeemed Class A	(70,022,440)	(23,473,733)
Class B	(11,617,907)	(4,358,037)
Class C	(18,943,204)	(6,285,750)
Net asset value of shares exchanged Class A	1,550,327	2,758,625
Class B	(1,550,327)	(2,758,625)
Redemption fees	58,025	21,651
Net increase in net assets from Fund share transactions	$45,525,212	$35,263,205
Net increase in net assets	$215,021,907	$64,399,789
Net Assets
At beginning of year	$187,363,306	$122,963,517
At end of year	$402,385,213	$187,363,306
Accumulated undistributed net investment income included in net assets
At end of year	$—	$228,915

See notes to financial statements
6

Eaton Vance Greater China Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2007(1)	2006(1)	2005(1)		2004(1)	2003(1)
Net asset value — Beginning of year	$18.010	$14.590	$12.070		$10.210	$8.310
Income (loss) from operations
Net investment income (loss)	$(0.068)	$0.045	$0.124		$0.104	$0.026
Net realized and unrealized gain	14.783	3.490	2.422		1.761	1.862
Total income from operations	$14.715	$3.535	$2.546		$1.865	$1.888
Less distributions
From net investment income	$(0.030)	$(0.117)	$(0.029)		$(0.028)	$—
Total distributions	$(0.030)	$(0.117)	$(0.029)		$(0.028)	$—
Redemption fees	$0.005	$0.002	$0.003		$0.023	$0.012
Net asset value — End of year	$32.700	$18.010	$14.590		$12.070	$10.210
Total Return(2)	81.80%	24.38%	21.13%		18.51%	22.86%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$274,135	$131,283	$88,860		$70,923	$30,892
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.15%	2.35%	2.47	%(4)	2.67%	3.07%
Expenses after custodian fee reduction(3)	2.15%	2.34%	2.36	%(4)	2.55%	2.87%
Net investment income (loss)	(0.28)%	0.27%	0.89%		0.88%	0.31%
Portfolio Turnover of the Portfolio	62%	49%	79%		124%	114%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser to the Portfolio waived a portion of its investment advisory fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements
7

Eaton Vance Greater China Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2007(1)	2006(1)	2005(1)		2004(1)	2003(1)
Net asset value — Beginning of year	$18.010	$14.590	$12.110		$10.260	$8.410
Income (loss) from operations
Net investment income (loss)	$(0.192)	$(0.037)	$0.060		$(0.120)	$(0.020)
Net realized and unrealized gain	14.757	3.497	2.417		1.930	1.870
Total income from operations	$14.565	$3.460	$2.477		$1.810	$1.850
Less distributions
From net investment income	$—	$(0.042)	$—		$—	$—
Total distributions	$—	$(0.042)	$—		$—	$—
Redemption fees	$0.005	$0.002	$0.003		$0.040	$—
Net asset value — End of year	$32.580	$18.010	$14.590		$12.110	$10.260
Total Return(2)	80.90%	23.77%	20.49%		18.03%	21.99%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$48,913	$23,533	$16,935		$13,365	$37,282
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.65%	2.85%	2.97	%(4)	3.17%	3.57%
Expenses after custodian fee reduction(3)	2.65%	2.84%	2.86	%(4)	3.05%	3.37%
Net investment income (loss)	(0.79)%	(0.22)%	0.42%		(1.02)%	(0.22)%
Portfolio Turnover of the Portfolio	62%	49%	79%		124%	114%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser to the Portfolio waived a portion of its investment advisory fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements
8

Eaton Vance Greater China Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2007(1)	2006(1)	2005(1)		2004(1)	2003(1)
Net asset value — Beginning of year	$17.980	$14.580	$12.120		$10.280	$8.440
Income (loss) from operations
Net investment income (loss)	$(0.190)	$(0.026)	$0.066		$— (2)	$(0.010)
Net realized and unrealized gain	14.725	3.482	2.418		1.806	1.850
Total income from operations	$14.535	$3.456	$2.484		$1.806	$1.840
Less distributions
From net investment income	$—	$(0.058)	$(0.027)		$—	$—
Total distributions	$—	$(0.058)	$(0.027)		$—	$—
Redemption fees	$0.005	$0.002	$0.003		$0.034	$—
Net asset value — End of year	$32.520	$17.980	$14.580		$12.120	$10.280
Total Return(3)	80.87%	23.78%	20.54%		17.82%	21.93%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$79,337	$32,547	$17,168		$11,026	$3,672
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.65%	2.85%	2.97	%(5)	3.17%	3.57%
Expenses after custodian fee reduction(4)	2.65%	2.84%	2.86	%(5)	3.05%	3.37%
Net investment income (loss)	(0.78)%	(0.15)%	0.48%		(0.01)%	(0.15)%
Portfolio Turnover of the Portfolio	62%	49%	79%		124%	114%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Equal to less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser to the Portfolio waived a portion of its investment advisory fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements
9

Eaton Vance Greater China Growth Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENT

1  Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. As of August 31, 2007, Class I shares had not commenced operations. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. During the year ended August 31, 2007, capital loss carryforwards of $25,732,192 were utilized to offset net realized gains.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of the purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. Class I shares had not commenced operations as of August 31, 2007. The redemption fee is accounted for as an addition to paid-in capital.

G  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and

10

Eaton Vance Greater China Growth Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENT CONT'D

shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses, and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Distributions are declared separately for each class of shares. Distributions are paid in the form of additional shares of the same class of the Fund, or at the election of the shareholder, in cash. Shareholders may reinvest income and capital gain distributions in shares of the same class of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended August 31, 2007 and August 31, 2006 was as follows:

	Year Ended August 31,
	2007	2006
Distributions declared from:
Ordinary income	$229,925	$839,786

During the year ended August 31, 2007, paid-in capital was decreased by $1,428,681, accumulated net investment loss was decreased by $1,245,785, and accumulated undistributed net realized gain was increased by $182,896 primarily due to differences between book and tax accounting for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or the net asset value per share of the Fund.

As of August 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$10,951,831
Unrealized appreciation	$180,259,599

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Class I shares had not commenced operations as of August 31, 2007. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2007	2006
Sales	3,838,737	2,416,327
Issued to shareholders electing to receive payments of distributions in Fund shares	8,014	37,182
Redemptions	(2,817,097)	(1,422,674)
Exchange from Class B shares	63,651	168,405
Net increase	1,093,305	1,199,240
	Year Ended August 31,
Class B	2007	2006
Sales	725,608	576,389
Issued to shareholders electing to receive payments of distributions in Fund shares	—	2,496
Redemptions	(467,319)	(262,031)
Exchange to Class A shares	(63,762)	(170,595)
Net increase	194,527	146,259
	Year Ended August 31,
Class C	2007	2006
Sales	1,372,572	1,007,565
Issued to shareholders electing to receive payments of distributions in Fund shares	—	3,599
Redemptions	(743,653)	(378,094)
Net increase	628,919	633,070

11

Eaton Vance Greater China Growth Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENT CONT'D

For the year ended August 31, 2007 and August 31, 2006, the Fund received $58,025 and $21,651, respectively, in redemption fees on Class A shares.

4  Management Fee and Other Transactions
with Affiliates

The management fee is earned by Eaton Vance Management (EVM) (the Manager) as compensation for management and administration of the business affairs of the Fund. EVM earns a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2007, the fee was equivalent to 0.25% of the Fund's average daily net assets and amounted to $710,123. Except as to Trustees of the Fund who are not members of EVM's and Lloyd George Investment Management (Bermuda) Limited's (Loyd George) (the Portfolio's Adviser) organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. In addition, investment adviser and administration fees are paid by the Portfolio to Loyd George and to EVM, respectively. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Loyd George and EVM agreed to contractually reduce the Fund's total operating expenses in an amount equal to 0.05% annually. Such reduction is shared equally by EVM and Loyd George and may not be terminated without shareholder approval. Pursuant to this agreement, EVM and Loyd George were allocated $142,027 of the Fund's operating expenses for the year ended August 31, 2007. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended August 31, 2007, EVM received $28,883 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $162,000 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2007. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 5) as well as contingent deferred sales charges (see Note 6).

5  Distribution Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of the Fund's average daily net assets attributable to both Class B and Class C shares and an amount equal to (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD by each respective class and by Loyd George in consideration of EVD's distribution effort. The amounts paid by Loyd George to EVD are equivalent to 0.15% and 0.125% of the Fund's average daily net assets attributable to Class B shares and Class C shares, respectively, and are made from LGM's own resources, not Fund assets. The Fund paid or accrued $677,684, $265,417 and $403,552 for Class A, Class B and Class C shares, respectively, to or payable to EVD for the year ended August 31, 2007, representing 0.35%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B and Class C shares, respectively. At August 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $3,181,000 and $11,536,000 for Class B and Class C shares, respectively.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. The Class B and Class C Plans authorize the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended August 31, 2007 amounted to $296,583, $88,472

12

Eaton Vance Greater China Growth Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENT CONT'D

and $134,517 for Class A, Class B and Class C shares, respectively, representing 0.15%, 0.25% and 0.25% of the average daily net assets for Class A, Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more are subject to a 1% CDSC in the event of redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $18,500, $144,400 and $44,700 of CDSC paid by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $145,264,135 and $102,948,549, respectively, for the year ended August 31, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

13

Eaton Vance Greater China Growth Fund as of August 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the Fund) (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Eaton Vance Greater China Growth Fund, a series of Eaton Vance Growth Trust, as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2007

14

Eaton Vance Greater China Growth Fund as of August 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $298,049, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. For the fiscal year ended August 31, 2007, the Fund paid foreign taxes of $298,049 and recognized foreign source income of $5,315,229.

15

Greater China Growth Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.3%
Security	Shares	Value
China — 66.6%
Auto Components — 1.5%
Minth Group, Ltd.	4,314,000	$6,093,956
		$6,093,956
Commercial Banks — 3.8%
China Construction Bank - Class H	10,473,000	$8,792,944
China Merchants Bank Co., Ltd. - Class H	1,776,000	6,681,008
		$15,473,952
Commercial Services & Supplies — 0.6%
Hembly International Holdings, Ltd.	3,600,000	$2,407,486
		$2,407,486
Construction & Engineering — 1.7%
China Communications Construction Co., Ltd. - Class H	3,102,000	$6,708,986
		$6,708,986
Construction Materials — 6.4%
Anhui Conch Cement Co., Ltd. - Class H	1,410,000	$9,971,538
China National Building Material Co., Ltd. - Class H	5,636,000	15,720,462
		$25,692,000
Containers & Packaging — 5.7%
AMVIG Holdings, Ltd.	7,810,000	$11,370,675
Nine Dragons Paper Holdings, Ltd.	3,927,000	11,730,441
		$23,101,116
Diversified Consumer Services — 1.3%
New Oriental Education & Technology Group, Inc. ADR(1)	99,000	$5,242,050
		$5,242,050
Energy — 3.3%
China Oilfield Services, Ltd. - Class H	6,840,000	$13,254,874
		$13,254,874
Hotels, Restaurants & Leisure — 0.9%
Home Inns & Hotels Management, Inc. ADR(1)	117,710	$3,491,279
		$3,491,279

Security	Shares	Value
Independent Power Producers & Energy Traders — 1.1%
China Resources Power Holdings Co., Ltd.	1,550,000	$4,371,898
		$4,371,898
Industrial Conglomerates — 1.5%
Shanghai Industrial Holdings, Ltd.	1,343,000	$5,892,495
		$5,892,495
Insurance — 4.4%
China Insurance International Holdings Co., Ltd.(1)	1,068,000	$2,652,092
China Life Insurance Co., Ltd. - Class H	3,150,000	14,921,775
		$17,573,867
Life Sciences Tools & Services — 0.3%
WuXi PharmaTech Cayman, Inc. ADR(1)	41,100	$1,078,875
		$1,078,875
Machinery — 2.7%
China Infrastructure Machinery Holdings, Ltd.	3,108,000	$6,707,083
Shanghai Prime Machinery Co., Ltd. - Class H	9,958,000	4,104,890
		$10,811,973
Media — 1.7%
Focus Media Holding, Ltd. ADR(1)	170,900	$6,882,143
		$6,882,143
Multiline Retail — 2.1%
Parkson Retail Group, Ltd.	1,050,000	$8,410,060
		$8,410,060
Oil, Gas & Consumable Fuels — 5.6%
Anhui Tianda Oil Pipe Co., Ltd. - Class H	2,222,000	$1,577,373
China Coal Energy Co. - Class H(1)	3,288,000	6,479,898
China Shenhua Energy Co., Ltd. - Class H	1,195,000	5,193,976
PetroChina Co., Ltd. - Class H	6,290,000	9,196,909
		$22,448,156
Real Estate — 1.1%
C C Land Holdings, Ltd.	4,020,000	$4,459,506
		$4,459,506

See notes to financial statements
16

Greater China Growth Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 1.2%
CapitaRetail China Trust(1)	2,945,000	$4,866,364
		$4,866,364
Real Estate Management & Development — 5.0%
E-House China Holdings, Ltd. ADR(1)	126,900	$2,294,352
Guangzhou R&F Properties Co., Ltd. - Class H	3,628,000	14,617,356
KWG Property Holding, Ltd. (1)	2,756,500	3,432,919
		$20,344,627
Specialty Retail — 0.9%
Sichuan Xinhua Winshare - Class H	4,574,000	$3,842,588
		$3,842,588
Textiles, Apparel & Luxury Goods — 2.4%
Ports Design, Ltd.	3,521,000	$9,494,215
		$9,494,215
Tobacco — 2.2%
Huabao International Holdings, Ltd.	10,175,000	$8,867,158
		$8,867,158
Transportation — 1.5%
China Cosco Holdings - Class H	2,592,500	$6,058,689
		$6,058,689
Transportation Infrastructure — 1.3%
China Merchants Holdings International Co., Ltd.	1,010,000	$5,301,772
		$5,301,772
Wireless Telecommunication Services — 6.4%
China Communications Services Corp., Ltd. - Class H(1)	6,678,000	$4,524,102
China Mobile, Ltd.	1,564,500	21,270,016
		$25,794,118
Total China (identified cost $134,385,592)		$267,964,203

Security	Shares	Value
Hong Kong — 14.8%
Distributors — 3.8%
Integrated Distribution Services Group, Ltd.	2,551,000	$8,226,703
Li & Fung, Ltd.	1,882,000	6,992,388
		$15,219,091
Diversified Financial Services — 1.4%
Hong Kong Exchanges and Clearing, Ltd.	305,500	$5,638,389
		$5,638,389
Industrial Conglomerates — 0.0%
NWS Holdings, Ltd.	13,510	$30,566
		$30,566
Internet Software & Services — 1.9%
Tencent Holdings, Ltd.	1,473,000	$7,640,653
		$7,640,653
Real Estate Management & Development — 3.0%
Cheung Kong Holdings, Ltd.	469,000	$6,896,238
Swire Pacific, Ltd. - Class A	475,500	5,244,966
		$12,141,204
Specialty Retail — 2.5%
Esprit Holdings, Ltd.	699,000	$10,155,197
		$10,155,197
Real Estate — 2.2%
Peace Mark Holdings, Ltd.	5,980,000	$8,901,256
		$8,901,256
Total Hong Kong (identified cost $28,756,113)		$59,726,356
Singapore — 2.7%
Marine — 2.7%
Cosco Corp., Ltd.	3,224,000	$10,678,437
		$10,678,437
Total Singapore (identified cost $5,811,045)		$10,678,437

See notes to financial statements
17

Greater China Growth Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Taiwan — 12.2%
Chemicals — 0.9%
Taiwan Fertilizer Co., Ltd.	1,744,000	$3,581,870
		$3,581,870
Computer Peripherals — 0.4%
Acer, Inc.	1,064,600	$1,872,376
		$1,872,376
Construction Materials — 1.1%
Taiwan Cement Corp.	3,452,000	$4,442,199
		$4,442,199
Electronic Equipment & Instruments — 2.0%
Hon Hai Precision Industry Co., Ltd.	1,075,680	$7,983,176
		$7,983,176
Hotels, Restaurants & Leisure — 0.9%
Formosa International Hotels Corp.	410,617	$3,497,543
		$3,497,543
Insurance — 1.0%
Cathay Financial Holding Co., Ltd.	1,761,789	$3,921,193
		$3,921,193
Leisure Equipment & Products — 0.9%
Johnson Health Tech Co., Ltd.	926,100	$3,657,174
		$3,657,174
Semiconductors & Semiconductor Equipment — 3.6%
MediaTek, Inc.	332,871	$5,626,620
Taiwan Semiconductor Manufacturing Co., Ltd.	4,642,161	8,813,972
		$14,440,592

Security	Shares	Value
Wireless Telecommunication Services — 1.4%
Far EasTone Telecommunications Co., Ltd.	4,827,300	$5,815,921
		$5,815,921
Total Taiwan (identified cost $38,815,374)		$49,212,044
Total Common Stocks (identified cost $207,768,124)		$387,581,040
Total Investments — 96.3% (identified cost $207,768,124)		$387,581,040
Other Assets, Less Liabilities — 3.7%		$15,071,852
Net Assets — 100.0%		$402,652,892

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements
18

Greater China Growth Portfolio as of August 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2007

Assets
Investments, at value (identified cost, $207,768,124)	$387,581,040
Cash	14,003,438
Foreign currency, at value (identified cost, $1,504,513)	1,504,426
Dividends and interest receivable	554,809
Total assets	$403,643,713
Liabilities
Payable for investments purchased	$458,093
Payable to affiliate for investment advisory fee	228,145
Payable to affiliate for administration fee	77,507
Accrued expenses	227,076
Total liabilities	$990,821
Net Assets applicable to investors' interest in Portfolio	$402,652,892
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$222,841,222
Net unrealized appreciation (computed on the basis of identified cost)	179,811,670
Total	$402,652,892

Statement of Operations

For the Year Ended
August 31, 2007

Investment Income
Dividends (net of foreign taxes, $298,049)	$5,163,055
Interest	166,961
Total investment income	$5,330,016
Expenses
Investment adviser fee	$2,128,796
Administration fee	709,832
Trustees' fees and expenses	18,609
Custodian fee	549,425
Legal and accounting services	60,147
Miscellaneous	15,384
Total expenses	$3,482,193
Net investment income	$1,847,823
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$36,684,066
Foreign currency transactions	(182,896)
Net realized gain	$36,501,170
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$134,392,507
Foreign currency	77,919
Net change in unrealized appreciation (depreciation)	$134,470,426
Net realized and unrealized gain	$170,971,596
Net increase in net assets from operations	$172,819,419

See notes to financial statements
19

Greater China Growth Portfolio as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2007	Year Ended August 31, 2006
From operations —
Net investment income	$1,847,823	$2,082,102
Net realized gain from investment and foreign currency transactions	36,501,170	6,496,899
Net change in unrealized appreciation (depreciation) from investments and foreign currency	134,470,426	23,262,774
Net increase in net assets from operations	$172,819,419	$31,841,775
Capital transactions — Contributions	$145,264,135	$68,721,720
Withdrawals	(102,948,549)	(35,803,447)
Net increase in net assets from capital transactions	$42,315,586	$32,918,273
Net increase in net assets	$215,135,005	$64,760,048
Net Assets
At beginning of year	$187,517,887	$122,757,839
At end of year	$402,652,892	$187,517,887

See notes to financial statements
20

Greater China Growth Portfolio as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2007	2006	2005		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.22%	1.29%	1.27	%(1)	1.34%	1.43%
Expenses after custodian fee reduction	1.22%	1.28%	1.18	%(1)	1.24%	1.25%
Net investment income	0.65%	1.35%	2.08%		1.70%	1.90%
Portfolio Turnover	62%	49%	79%		124%	114%
Total Return	83.42%	25.67%	22.54%		20.02%	24.59%
Net assets, end of year (000's omitted)	$402,653	$187,518	$122,758		$95,456	$71,829

(1)  The investment adviser waived a portion of its investment advisory fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements
21

Greater China Growth Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Greater China Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company, which was organized as a trust under the laws of the State of New York on September 1, 1992. The Portfolio seeks long-term capital appreciation by investing primarily in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People's Republic of China. Under normal circumstances, the Portfolio primarily invests in companies in the China region, which includes Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located in the China region. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2007, the Eaton Vance Greater China Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

22

Greater China Growth Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Financial Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Loyd George) (the Adviser), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2007, the investment adviser fee amounted to $2,128,796. In addition, an administration fee

23

Greater China Growth Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee at the annual rate of 0.25% of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2007, the administration fee was 0.25% of average daily net assets and amounted to $709,832. Except as to Trustees of the Portfolio who are not members of the Adviser's or EVM's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $216,672,853 and $172,018,602, respectively, for the year ended August 31, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$207,768,124
Gross unrealized appreciation	$181,519,898
Gross unrealized depreciation	(1,706,982)
Net unrealized appreciation	$179,812,916

The net unrealized depreciation on foreign currency and foreign currency transactions at August 31, 2007 on a federal income tax basis was $1,246.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2007. Effective September 7, 2007, the amount of the line of credit was increased to $200 million and the annual rate on the unused portion of the line of credit was reduced to 0.07%.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2007, there were no outstanding obligations under these financial instruments.

24

Greater China Growth Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

25

Greater China Growth Portfolio as of August 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Greater China Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Greater China Growth Portfolio (the Portfolio), including the portfolio of investments, as of August 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly in all material respects, the financial position of Greater China Growth Portfolio as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2007

26

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

27

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Greater China Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Greater China Growth Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator") and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year

28

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

periods ended September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

29

Eaton Vance Greater China Growth Fund

INVESTMENT MANAGEMENT

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Greater China Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Kerr and Lloyd George and Ms. Chan is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC, "LGM" refers to Lloyd George Management (B.V.I.) Limited, and "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

Thomas E. Faust Jr. 5/31/58	Trustee of the Trust and Portfolio and President of the Trust	Trustee since 2007 and President of the Trust since 2002(3)	President of EVC, EVM, BMR, and EV and Director of EVD. Chief Investment Officer of EVC, EVM and BMR. Trustee and/or Officer of 178 registered investment companies and 5 private investment companies in the Eaton Vance Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

James B. Hawkes 11/9/41	Trustee of the Trust; Trustee and Vice President of the Portfolio	Trustee of the Trust since 1989; Trustee and Vice President of the Portfolio since 1992	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV and EVD. Trustee and/or officer of 178 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	176	Director of Assurant, Inc. and Stonernor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

30

Eaton Vance Greater China Growth Fund

INVESTMENT MANAGEMENT CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	178	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Paul Hostings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Pamela Chan(2) 2/7/57	Vice President of the Portfolio	Since 2002	Director of Lloyd George. Officer of 1 registered investment company managed by EVM or BMR.

Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 7 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr(2) 8/17/50	Vice President of the Portfolio	Since 1992	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Hon. Robert Lloyd George(2) 8/13/52	President of the Portfolio	Since 1992	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 7 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(3)	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(3)	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

31

Eaton Vance Greater China Growth Fund

INVESTMENT MANAGEMENT CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Messrs. Kerr and Lloyd George and Ms. Chan is 3808 One Exchange Square, Central, Hong Kong.

(3)  Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 1992. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance's Website at www.eatonvance.com or by calling 1-800-225-6265.

32

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Sponsor and Manager of Eaton Vance Greater China Growth Fund
and Administrator of Greater China Growth Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Greater China Growth Portfolio
Lloyd George Investment Management (Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Greater China Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

406-4/07  CGSRC

Annual Report August 31, 2007

EATON VANCE MULTI-CAP GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

management’s discussion of fund performance

Arieh Coll

Portfolio Manager

The Fund

Performance for the Past Year

•       For the year ended August 31, 2007, the Fund’s Class A shares had a total return of 37.30%. This return was the result of an increase in net asset value (NAV) per share to $10.73 on August 31, 2007, from $8.01 on August 31, 2006, and the reinvestment of $0.226 per share in capital gains.(1)

•       The Fund’s Class B shares had a total return of 36.52% for the same period, the result of an increase in NAV per share to $10.60 from $7.96, and the reinvestment of $0.226 per share in capital gains.(1)

•       The Fund’s Class C shares had a total return of 36.26% for the same period, the result of an increase in NAV per share to $10.58 from $7.96, and the reinvestment of $0.226 per share in capital gains.(1)

•       For comparison, the Fund’s primary benchmark, the Russell Midcap Growth Index — an unmanaged index of the mid-cap growth segment of U.S. equity securities — had a total return of 19.31%. The S&P 500 Index — an unmanaged index commonly used as a measure of U.S. stock market performance — had a total return of 15.13% for the same period. The Fund’s Lipper peer group, the Lipper Mid-Cap Growth Funds Classification, had an average return of 21.41% for the same period.(2)

•       As of July 1, 2007, the Fund changed its name from Eaton Vance Growth Fund to Eaton Vance Multi-Cap Growth Fund, and Growth Portfolio changed its name to Multi-Cap Growth Portfolio, reflecting the Fund’s investments in growth stocks across a broad range of market capitalizations.

Management Discussion

•       In the year ended August 31, 2007, the U.S. stock market became increasingly volatile. Investor optimism in the first half of the period changed to skepticism in the second half, and stocks moved erratically. Among the chief concerns were the bursting of the housing bubble, exacerbated by significant increases in foreclosures and defaults on subprime mortgages, and a potential slowing in the U.S. economy. Nevertheless, stock performance generally was strong, with growth stocks performing particularly well, significantly outperforming value stocks across small-, mid-, and large-cap companies.

•       Eaton Vance Multi-Cap Growth Fund (the “Fund”) currently invests its assets in Multi-Cap Growth Portfolio (the “Portfolio”), a separate registered investment company with the same investment objective and policies as the Fund. The Portfolio consists primarily of common stocks of U.S. companies that are expected to grow, over the long term, at a rate that exceeds that of the overall U.S. economy and the U.S. stock market as whole. The portfolio manager seeks to purchase stocks that are reasonably priced in relation to their fundamental value, and which the portfolio manager believes will grow in value over time. In making investment decisions, the portfolio manager may utilize the information provided by, and the expertise of, the investment adviser’s research staff.

•       In these volatile market conditions during the year ended August 31, 2007, the Fund strongly outperformed the Russell Midcap Growth Index and the average return of the Fund’s Lipper Classification primarily as a result of successful stock selection in a broad range of industry sectors.(1) In particular,

Continued on page 2.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charge were deducted, the returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Lipper Classification average return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

1

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

portfolio information

management’s strategy of seeking companies that, we believe, have products addressing underpenetrated markets and have competitive advantages that may increase the likelihood that they may become industry leaders, was successful during the period.

•       During the fiscal year, the Portfolio had strong returns from holdings in the information technology, industrials and telecommunications services sectors. In information technology (IT), communications, Internet software, IT services and semiconductor stocks performed well. The growth of wi-fi (wireless broadband internet connection) was a key factor bolstering the Portfolio’s semiconductor holdings. In industrials, construction and engineering stocks outperformed, and in telecommunications services, wireless stocks were the strongest contributors. The Portfolio also had solid contributions from holdings in the energy and consumer staples sectors. In all of these industries and sectors, stock selection was the key driver of the Portfolio’s outperformance.(1)

•       The financials sector detracted from returns due to underperformance of Portfolio holdings, relative to the Russell Midcap Growth Index, in the thrifts and mortgage, capital markets and consumer finance industries. However, the Portfolio was underweighted in this poor performing sector — a favorable allocation decision that helped mitigate the negative impact on relative performance.

•       For the year ended August 31, 2007, Eaton Vance Multi-Cap Growth Fund, Class A, was ranked #7 out of 611 funds in the Lipper Mid-Cap Growth Funds Classification; for three years, #14 out of 483 funds; for five years, #32 out of 390 funds; and for ten years, #117 out of 164 funds. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. Source: Lipper, Inc.

(1)	Holdings are subject to change due to active management.

Common Stock Investments by Sector(2)

By net assets

(2)	As a percentage of the Portfolio’s net assets of 8/31/07. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Common Stock Holdings(3)

By net assets

Research In Motion, Ltd.	4.2%
Foster Wheeler, Ltd.	3.5
Loews Corp. – Carolina Group	3.5
Hess Corp.	3.4
Thompson Creek Metals Co., Inc.	3.0
Google Inc. Class A	2.9
Annaly Capital Management, Inc.	2.7
Shire PLC ADR	2.4
Riverbed Technology, Inc.	2.2
E*Trade Financial Corp.	2.0

(3)	Top Ten Common Stock Holdings represented 29.8% of Portfolio net assets as of 8/31/07. Holdings are subject to change due to active management. Top Ten Common Stock Holdings exclude cash equivalents.

2

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

fund performance

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell Midcap Growth Index, an unmanaged index commonly used as a measure of U.S. mid-cap stock performance and the S&P 500 Index, an unmanaged index commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell Midcap Growth Index and S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)

	Class A	Class B	Class C
Share Class Symbol	EVGFX	EMGFX	ECGFX
Average Annual Total Returns (at net asset value)
One Year	37.30%	36.52%	36.26%
Five Years	18.22	17.37	17.33
Ten Years	6.01	5.21	5.15
Life of Fund†	9.61	8.61	8.28
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	29.38%	31.52%	35.26%
Five Years	16.83	17.16	17.33
Ten Years	5.39	5.21	5.15
Life of Fund†	9.49	8.61	8.28

†Inception Dates – Class A: 8/1/52; Class B: 9/13/94; Class C: 11/7/94

(1)

Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C
Expense Ratio	1.26%	2.01%	2.01%

(2)	Source: Prospectus dated 1/1/07.

*

Source: Thomson Financial. Class A of the Fund commenced investment operations on 8/1/52.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 8/31/97 would have been valued at $16,617 and $16,533, respectively, on 8/31/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 – August 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Multi-Cap Growth Fund

	Beginning Account Value (3/1/07)	Ending Account Value (8/31/07)	Expenses Paid During Period* (3/1/07 – 8/31/07)
Actual
Class A	$1,000.00	$1,150.10	$6.39
Class B	$1,000.00	$1,147.20	$9.53
Class C	$1,000.00	$1,145.00	$10.43
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$6.01
Class B	$1,000.00	$1,016.30	$8.94
Class C	$1,000.00	$1,015.50	$9.80

* Expenses are equal to the Fund's annualized expense ratio of 1.18% for Class A shares, 1.76% for Class B shares and 1.93% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2007

Assets
Investment in Growth Portfolio, at value (identified cost, $143,369,835)	$177,348,981
Receivable for Fund shares sold	491,546
Total assets	$177,840,527
Liabilities
Payable for Fund shares redeemed	$118,613
Payable to affiliate for distribution and service fees	85,907
Accrued expenses	65,926
Total liabilities	$270,446
Net Assets	$177,570,081
Sources of Net Assets
Paid-in capital	$114,273,579
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	28,733,124
Accumulated undistributed net investment income	584,232
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	33,979,146
Total	$177,570,081
Class A Shares
Net Assets	$154,212,761
Shares Outstanding	14,377,542
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.73
Maximum Offering Price Per Share (100 ÷ 94.25 of $10.73)	$11.38
Class B Shares
Net Assets	$12,229,343
Shares Outstanding	1,154,140
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.60
Class C Shares
Net Assets	$11,127,977
Shares Outstanding	1,052,229
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.58
On sales of $50,000 or more, the offering price of Class A shares is reduced.
* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $9,480)	$1,937,100
Interest allocated from Portfolio	441,758
Securities lending income allocated from Portfolio, net	138,662
Expenses allocated from Portfolio	(1,106,863)
Net investment income from Portfolio	$1,410,657
Expenses
Trustees' fees and expenses	$4,024
Distribution and service fees Class A	323,007
Class B	102,701
Class C	82,588
Transfer and dividend disbursing agent fees	154,830
Legal and accounting services	44,835
Printing and postage	34,400
Registration fees	34,370
Custodian fee	23,019
Miscellaneous	6,943
Total expenses	$810,717
Net investment income	$599,940
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$29,380,816
Foreign currency transactions	9,588
Net realized gain	$29,390,404
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$14,970,042
Foreign currency	2,181
Net change in unrealized appreciation (depreciation)	$14,972,223
Net realized and unrealized gain	$44,362,627
Net increase in net assets from operations	$44,962,567

See notes to financial statements
5

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2007	Year Ended August 31, 2006
From operations — Net investment income (loss)	$599,940	$(570,319)
Net realized gain from investment and foreign currency transactions	29,390,404	10,700,091
Net change in unrealized appreciation (depreciation) from investments and foreign currency	14,972,223	(1,338,693)
Net increase in net assets from operations	$44,962,567	$8,791,079
Distributions to shareholders — From net realized gain Class A	$(2,974,480)	$—
Class B	(274,115)	—
Class C	(172,196)	—
Total distributions to shareholders	$(3,420,791)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$26,805,913	$8,801,114
Class B	2,573,777	2,144,946
Class C	4,421,140	1,680,087
Net asset value of shares issued to shareholders in payment of distributions declared Class A	2,646,164	—
Class B	230,535	—
Class C	147,793	—
Cost of shares redeemed Class A	(17,808,281)	(16,617,232)
Class B	(3,214,624)	(3,303,487)
Class C	(2,053,379)	(1,902,063)
Net asset value of shares exchanged Class A	831,459	846,236
Class B	(831,459)	(846,236)
Contingent deferred sales charges Class B	6,084	—
Net increase (decrease) in net assets from Fund share transactions	$13,755,122	$(9,196,635)
Net increase (decrease) in net assets	$55,296,898	$(405,556)

Net Assets	Year Ended August 31, 2007	Year Ended August 31, 2006
At beginning of year	$122,273,183	$122,678,739
At end of year	$177,570,081	$122,273,183
Accumulated undistributed net investment income included in net assets
At end of year	$584,232	$—

See notes to financial statements
6

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of year	$8.010		$7.450		$6.060		$6.310	$4.760
Income (loss) from operations
Net investment income (loss)	$0.047	(2)	$(0.028)		$(0.035)		$(0.039)	$(0.057)
Net realized and unrealized gain (loss)	2.899		0.588		1.425		(0.211)	1.607
Total income (loss) from operations	$2.946		$0.560		$1.390		$(0.250)	$1.550
Less distributions
From net realized gain	$(0.226)		$—		$—		$—	$—
Total distributions	$(0.226)		$—		$—		$—	$—
Net asset value — End of year	$10.730		$8.010		$7.450		$6.060	$6.310
Total Return(3)	37.30%		7.52%		22.94%		(3.96)%	32.56%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$154,213		$105,557		$104,876		$95,214	$96,673
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.20%		1.26	%(5)	1.27	%(5)	1.26%	1.38%
Expenses after custodian fee reduction(4)	1.20%		1.26	%(5)	1.27	%(5)	1.26%	1.38%
Interest expense(4)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%	—
Net investment income (loss)	0.49	%(2)	(0.35)%		(0.50)%		(0.60)%	(1.13)%
Portfolio Turnover of the Portfolio	144%		208%		201%		276%	217%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.084 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.39)%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of its Portfolio's allocated expenses.

(5)  The investment adviser of the Portfolio waived a portion of its investment advisory fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(6)  Amount represents less than 0.01%.

See notes to financial statements
7

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of year	$7.960		$7.460		$6.110		$6.410	$4.880
Income (loss) from operations
Net investment loss	$(0.013	)(2)	$(0.087)		$(0.087)		$(0.094)	$(0.097)
Net realized and unrealized gain (loss)	2.874		0.587		1.437		(0.206)	1.627
Total income (loss) from operations	$2.861		$0.500		$1.350		$(0.300)	$1.530
Less distributions
From net realized gain	$(0.226)		$—		$—		$—	$—
Total distributions	$(0.226)		$—		$—		$—	$—
Contingent deferred sales charge	$0.005		$—		$—		$—	$—
Net asset value — End of year	$10.600		$7.960		$7.460		$6.110	$6.410
Total Return(3)	36.52%		6.70%		21.91%		(4.64)%	31.52%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$12,229		$10,314		$11,609		$11,247	$13,254
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.86%		2.01	%(5)	2.02	%(5)	2.01%	2.13%
Expenses after custodian fee reduction(4)	1.86%		2.01	%(5)	2.02	%(5)	2.01%	2.13%
Interest expense(4)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%	—
Net investment loss	(0.14	)%(2)	(1.11)%		(1.25)%		(1.43)%	(1.87)%
Portfolio Turnover of the Portfolio	144%		208%		201%		276%	217%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.086 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.05)%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of its Portfolio's allocated expenses.

(5)  The investment adviser of the Portfolio waived a portion of its investment advisory fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(6)  Amount represents less than 0.01%

See notes to financial statements
8

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of year	$7.960		$7.460		$6.120		$6.420	$4.880
Income (loss) from operations
Net investment loss	$(0.028	)(2)	$(0.086)		$(0.087)		$(0.088)	$(0.097)
Net realized and unrealized gain (loss)	2.874		0.586		1.427		(0.212)	1.637
Total income (loss) from operations	$2.846		$0.500		$1.340		$(0.300)	$1.540
Less distributions
From net realized gain	$(0.226)		$—		$—		$—	$—
Total distributions	$(0.226)		$—		$—		$—	$—
Net asset value — End of year	$10.580		$7.960		$7.460		$6.120	$6.420
Total Return(3)	36.26%		6.70%		21.91%		(4.60)%	31.53%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$11,128		$6,402		$6,194		$6,048	$4,592
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.95%		2.01	%(5)	2.02	%(5)	2.01%	2.13%
Expenses after custodian fee reduction(4)	1.95%		2.01	%(5)	2.02	%(5)	2.01%	2.13%
Interest expense(4)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%	—
Net investment loss	(0.29	)%(2)	(1.10)%		(1.25)%		(1.34)%	(1.87)%
Portfolio Turnover of the Portfolio	144%		208%		201%		276%	217%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.080 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.13)%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of its Portfolio's allocated expenses.

(5)  The investment adviser of the Portfolio waived a portion of its investment advisory fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(6)  Amount represents less than 0.01%.

See notes to financial statements
9

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). Effective July 1, 2007, the Fund's name was changed from Eaton Vance Growth Fund. The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Multi-Cap Growth Portfolio (formerly, Growth Portfolio) (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.6% at August 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to pay dividends semiannually and to make at least one distribution annually of all or substantially all of the net realized capital

10

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Distributions are declared separately for each class of shares. Distributions are paid in the form of additional shares of the same class of the Fund or at the election of the shareholder, in cash. Shareholders may reinvest income and capital gain distributions in shares of the same class of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended August 31, 2007 and August 31, 2006 was as follows:

	Year Ended August 31,
	2007	2006
Distributions declared from:
Long-term capital gain	$3,420,791	$—

During the year ended August 31, 2007, paid-in capital was increased by $25,296, accumulated net investment income was decreased by $15,708, and accumulated net realized gain was decreased by $9,588 due to differences between book and tax accounting for foreign currency gain (loss) and passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or the net asset value per share of the Fund.

As of August 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$12,953,285
Undistributed long-term capital gains	$16,696,869
Unrealized appreciation	$33,646,348

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships and PFICs. In addition, distributions from short-term capital gains are considered to be ordinary income for tax purposes.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2007	2006
Sales	2,685,278	1,104,968
Issued to shareholders electing to receive payments of distributions in Fund shares	292,394	—
Redemptions	(1,873,451)	(2,111,326)
Exchange from Class B shares	88,382	107,922
Net increase (decrease)	1,192,603	(898,436)
	Year Ended August 31,
Class B	2007	2006
Sales	261,907	272,285
Issued to shareholders electing to receive payments of distributions in Fund shares	25,701	—
Redemptions	(340,603)	(429,436)
Exchange to Class A shares	(89,244)	(103,421)
Net decrease	(142,239)	(260,572)
	Year Ended August 31,
Class C	2007	2006
Sales	450,700	215,049
Issued to shareholders electing to receive payments of distributions in Fund shares	16,476	—
Redemptions	(219,638)	(241,047)
Net increase (decrease)	247,538	(25,998)

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the Administrator of the Fund, but does not currently receive a fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers

11

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2007, EVM received $12,283 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $30,000 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2007. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of the Fund's average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended August 31, 2007 amounted to $323,007 for Class A shares. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD by each respective class. Such payments were discontinued during portions of the year ended August 31, 2007 with respect to Class B. The Fund paid or accrued $74,474 and $61,941 for Class B and Class C shares, respectively, to or payable to EVD for the year ended August 31, 2007, representing 0.66% and 0.75% of the average daily net assets for Class B and Class C shares, respectively. At August 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $14,000 and $947,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended August 31, 2007 amounted to $28,227 and $20,647 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C Shares made within one year of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more are subject to a 1% CDSC in the event of a redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $27,000 and $3,000 of CDSC paid by shareholders of Class B and Class C shares, respectively, and none paid by shareholders of Class A shares for the year ended August 31, 2007. In addition, $6,084 of CSDC was paid by Class B shareholders directly to the Fund for days when no Uncovered Distribution Charges existed.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $33,330,021 and $24,169,277, respectively, for the year ended August 31, 2007.

12

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

13

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Multi-Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Multi-Cap Growth Fund, a series of Eaton Vance Growth Trust (the "Fund") (formerly Eaton Vance Growth Fund) at August 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 2007

14

Eaton Vance Multi-Cap Growth Fund as of August 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year-end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Capital Gain Dividends — The Fund designates $3,420,791 as a capital gain dividend.

15

Multi-Cap Growth Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 83.4%
Security	Shares	Value
Biotechnology — 2.7%
Celgene Corp.(1)	48,000	$3,082,080
Genzyme Corp.(1)	27,000	1,685,070
		$4,767,150
Capital Markets — 2.9%
E*Trade Financial Corp.(1)	235,000	$3,661,300
LYXOR ETF CAC 40	20,000	1,586,278
		$5,247,578
Commercial Banks — 0.4%
Banco Itau Holding Financeira SA ADR(2)	16,202	$705,273
		$705,273
Communications Equipment — 7.6%
BigBand Networks, Inc.(1)(2)	774	$7,817
CommScope, Inc.(1)(2)	36,035	2,039,581
Research In Motion, Ltd.(1)	87,487	7,472,265
Riverbed Technology, Inc.(1)(2)	89,000	3,951,600
		$13,471,263
Computer Peripherals — 1.0%
Apple, Inc.(1)	13,200	$1,827,936
		$1,827,936
Construction & Engineering — 5.2%
Fluor Corp.	24,000	$3,051,600
Foster Wheeler, Ltd.(1)	52,500	6,218,100
		$9,269,700
Containers & Packaging — 1.1%
Owens-Illinois, Inc.(1)	50,000	$2,011,000
		$2,011,000
Electrical Equipment — 1.4%
JA Solar Holdings Co. Ltd. ADR(1)	55,000	$2,016,850
Solaria Energia y Medio Ambiente SA(1)	16,129	391,824
		$2,408,674

Security	Shares	Value
Energy Equipment & Services — 1.7%
Diamond Offshore Drilling, Inc.	28,000	$2,944,480
		$2,944,480
Food & Staples Retailing — 1.7%
Shoppers Drug Mart Corp.	48,500	$2,441,849
Susser Holdings Corp.(1)	32,578	546,333
		$2,988,182
Food Products — 2.1%
Pilgrim's Pride Corp.(2)	90,000	$3,653,100
		$3,653,100
Health Care Providers & Services — 1.4%
DaVita, Inc.(1)	14,000	$805,280
Henry Schein, Inc.(1)(2)	30,000	1,745,700
		$2,550,980
Hotels, Restaurants & Leisure — 1.5%
Cheesecake Factory, Inc. (The)(1)(2)	39,000	$972,270
Scientific Games Corp., Class A(1)(2)	48,000	1,674,720
		$2,646,990
Internet & Catalog Retail — 1.9%
Priceline.com, Inc.(1)(2)	41,000	$3,402,180
		$3,402,180
Internet Software & Services — 6.1%
Akamai Technologies, Inc.(1)(2)	25,000	$805,500
DealerTrack Holdings, Inc.(1)	14,500	553,900
Equinix, Inc.(1)(2)	9,000	796,590
Google, Inc., Class A(1)	10,100	5,204,025
SAVVIS, Inc.(1)	50,000	1,986,500
Skillsoft PLC ADR(1)	53,000	472,760
Switch & Data Facilities Co.(1)(2)	56,103	969,460
		$10,788,735
IT Services — 1.6%
MasterCard, Inc., Class A	10,000	$1,369,900
MoneyGram International, Inc.	71,761	1,526,356
		$2,896,256

See notes to financial statements
16

Multi-Cap Growth Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Life Sciences Tools & Services — 0.7%
WuXi PharmaTech Cayman, Inc. ADR(1)	50,000	$1,312,500
		$1,312,500
Machinery — 0.6%
Titan International, Inc.(2)	39,000	$1,130,220
		$1,130,220
Media — 3.2%
Central European Media Enterprises, Ltd., Class A(1)	4,046	$373,041
Comcast Corp., Class A(1)	99,000	2,582,910
CTC Media, Inc.(1)	3,643	83,789
Focus Media Holding, Ltd. ADR(1)(2)	17,311	697,114
Live Nation, Inc.(1)	27,000	558,900
Virgin Media, Inc.	60,000	1,428,000
		$5,723,754
Metals & Mining — 6.1%
Aber Diamond Corp.	16,120	$572,260
Gammon Gold, Inc.(1)	336,024	2,654,590
Golden Star Resources, Ltd.(1)	725,000	2,240,250
Thompson Creek Metals Co., Inc.(1)	315,000	5,297,396
Western Copper Corp.(1)	95,000	137,401
		$10,901,897
Oil, Gas & Consumable Fuels — 6.8%
CNX Gas Corp.(1)(2)	36,000	$959,400
ConocoPhillips	37,000	3,029,930
Hess Corp.	98,600	6,051,082
Quicksilver Resources, Inc.(1)(2)	54,000	2,157,300
		$12,197,712
Personal Products — 2.4%
Herbalife, Ltd.	39,898	$1,693,670
Playtex Products, Inc.(1)	142,494	2,593,391
		$4,287,061
Pharmaceuticals — 5.5%
Abbott Laboratories	27,000	$1,401,570
Elan Corp. PLC ADR(1)	172,000	3,333,360

Security	Shares	Value
Pharmaceuticals (continued)
Ipsen SA	13,000	$682,853
Shire PLC ADR	55,000	4,330,700
		$9,748,483
Real Estate Investment Trusts (REITs) — 2.9%
Annaly Capital Management, Inc.	337,809	$4,759,729
MFA Mortgage Investments, Inc.	62,385	483,484
		$5,243,213
Real Estate Management & Development — 0.0%
Move, Inc.(1)	3,941	$11,823
		$11,823
Semiconductors & Semiconductor Equipment — 3.1%
Atheros Communications, Inc.(1)(2)	61,000	$1,824,510
Cavium Networks, Inc.(1)(2)	1,640	45,985
MEMC Electronic Materials, Inc.(1)	58,000	3,562,360
		$5,432,855
Software — 1.1%
i2 Technologies, Inc.(1)(2)	118,000	$1,873,840
		$1,873,840
Specialty Retail — 1.3%
GameStop Corp., Class A(1)	12,000	$601,680
Lowe's Companies, Inc.	58,000	1,801,480
		$2,403,160
Textiles, Apparel & Luxury Goods — 0.5%
Crocs, Inc.(1)(2)	16,000	$944,640
		$944,640
Thrifts & Mortgage Finance — 0.5%
Hudson City Bancorp, Inc.	60,000	$853,200
		$853,200
Tobacco — 3.5%
Loews Corp. - Carolina Group	81,149	$6,177,062
		$6,177,062

See notes to financial statements
17

Multi-Cap Growth Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Wireless Telecommunication Services — 4.9%
Leap Wireless International, Inc.(1)	13,000	$942,500
Millicom International Cellular SA(1)(2)	29,477	2,485,795
NII Holdings, Inc., Class B(1)	46,000	3,642,280
Rogers Communications, Inc., Class B(2)	38,000	1,720,640
		$8,791,215
Total Common Stocks (identified cost $114,638,981)		$148,612,112
Short-Term Investments — 22.7%
Description	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.54%(3)(4)	27,379	$27,379,273
Investment in Cash Management Portfolio, 5.00%(3)	12,976	12,975,614
Total Short-Term Investments (identified cost $40,354,887)		$40,354,887
Total Investments — 106.1% (identified cost $154,993,868)		$188,966,999
Other Assets, Less Liabilities — (6.1)%		$(10,903,454)
Net Assets — 100.0%		$178,063,545

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of this security was on loan at August 31, 2007.

(3)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2007.

(4)  The amount invested in the Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at August 31, 2007. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	83.9%	$149,487,961
Canada	12.6	22,536,650
Bermuda	3.7	6,591,141
China	2.3	4,026,464
Luxembourg	1.4	2,485,795
France	1.3	2,269,131
Brazil	0.4	705,273
Ireland	0.3	472,760
Spain	0.2	391,824
	106.1%	$188,966,999

See notes to financial statements
18

Multi-Cap Growth Portfolio as of August 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2007

Assets
Unaffiliated investments, at value, including $26,458,414 of securities on loan (identified cost, $114,638,981)	$148,612,112
Affiliated investments, at value (identified cost, $40,354,887)	40,354,887
Cash	12,974
Receivable for investments sold	16,456,569
Dividends and interest receivable	72,684
Interest receivable from affiliated investment	100,234
Securities lending income receivable	4,588
Total assets	$205,614,048
Liabilities
Collateral for securities loaned	$27,379,272
Payable to affiliate for investment advisory fee	79,268
Accrued expenses	91,963
Total liabilities	$27,550,503
Net Assets applicable to investors' interest in Portfolio	$178,063,545
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$144,088,224
Net unrealized appreciation (computed on the basis of identified cost)	33,975,321
Total	$178,063,545

Statement of Operations

For the Year Ended
August 31, 2007

Investment Income
Dividends (net of foreign taxes, $9,500)	$1,938,953
Interest	15,081
Interest income allocated from affiliated investment	427,551
Securities lending income, net	138,822
Expenses allocated from affiliated investment	(40,003)
Total investment income	$2,480,404
Expenses
Investment adviser fee	$892,847
Trustees' fees and expenses	10,146
Custodian fee	107,834
Legal and accounting services	50,193
Miscellaneous	6,974
Total expenses	$1,067,994
Net investment income	$1,412,410
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$29,436,130
Foreign currency transactions	9,640
Net realized gain	$29,445,770
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$14,966,214
Foreign currency	2,190
Net change in unrealized appreciation (depreciation)	$14,968,404
Net realized and unrealized gain	$44,414,174
Net increase in net assets from operations	$45,826,584

See notes to financial statements
19

Multi-Cap Growth Portfolio as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2007	Year Ended August 31, 2006
From operations — Net investment income	$1,412,410	$190,474
Net realized gain from investment and foreign currency transactions	29,445,770	10,700,093
Net change in unrealized appreciation (depreciation) from investments and foreign currency	14,968,404	(1,338,696)
Net increase in net assets from operations	$45,826,584	$9,551,871
Capital transactions — Contributions	$33,999,172	$12,627,845
Withdrawals	(24,177,191)	(22,648,895)
Net increase (decrease) in net assets from capital transactions	$9,821,981	$(10,021,050)
Net increase (decrease) in net assets	$55,648,565	$(469,179)
Net Assets
At beginning of year	$122,414,980	$122,884,159
At end of year	$178,063,545	$122,414,980

See notes to financial statements
20

Multi-Cap Growth Portfolio as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2007		2006		2005		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.74%		0.75	%(2)	0.75	%(2)	0.74%	0.77%
Expenses after custodian fee reduction	0.74%		0.75	%(2)	0.75	%(2)	0.74%	0.77%
Interest expense	0.00	%(1)	0.00	%(1)	0.00	%(1)	0.01%	—
Net investment income (loss)	0.95	%(3)	0.15%		0.02%		(0.09)%	(0.52)%
Portfolio Turnover	144%		208%		201%		276%	217%
Total Return	37.91%		8.06%		23.55%		(3.47)%	33.37%
Net assets, end of year (000's omitted)	$178,064		$122,415		$122,884		$113,089	$114,496

(1)  Amount represents less than 0.01%.

(2)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(3)  Includes special dividends equal to 0.88% of average daily net assets.

See notes to financial statements
21

Multi-Cap Growth Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Multi-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company, which was organized as a trust under the laws of the State of New York on May 1, 1992. Effective July 1, 2007, the Portfolio's name was changed from Growth Portfolio. The Portfolio seeks to achieve capital growth. A secondary consideration is investment income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2007, the Eaton Vance Multi-Cap Growth Fund (formerly, Eaton Vance Growth Fund) and the Eaton Vance Equity Asset Allocation Fund held an approximate 99.6% and 0.4% interest, respectively, in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must

22

Multi-Cap Growth Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.625% of the Portfolio's average daily net assets up to and including $300 million and at a reduced rate as daily net assets exceed that level. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended August 31, 2007, the Portfolio's advisory fee totaled $931,418 of which $38,571 was allocated from Cash Management and $892,847 was paid or accrued directly by the Portfolio. Except as to the Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2007, no significant amounts have been deferred.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $202,617,807 and $218,485,159, respectively, for the year ended August 31, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$155,326,666
Gross unrealized appreciation	$37,613,616
Gross unrealized depreciation	(3,973,283)
Net unrealized appreciation	$33,640,333

23

Multi-Cap Growth Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The net unrealized appreciation on foreign currency and foreign currency transactions at August 31, 2007 on a federal income tax basis was $2,190.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2007. Effective September 7, 2007, the amount of the line of credit was increased to $200 million and the annual rate on the unused portion of the line of credit was reduced to 0.07%.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $1,862,384 for the year ended August 31, 2007. At August 31, 2007, the value of the securities loaned and the value of the collateral amounted to $26,458,414 and $27,379,272, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

24

Multi-Cap Growth Portfolio as of August 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Multi-Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Multi-Cap Growth Portfolio (the "Portfolio") (formerly Growth Portfolio) at August 31, 2007, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 2007

25

Eaton Vance Multi-Cap Growth Fund and Portfolio

OTHER MATTERS

Change in Independent Registered Public Accounting Firm

On August 6, 2007, PricewaterhouseCoopers LLP resigned in the ordinary course as the independent registered public accounting firm for the Fund and Portfolio effective upon completion of services related to the audit for the Fund's and Portfolio's 2007 fiscal year.

The reports of PricewaterhouseCoopers LLP on the Fund's and Portfolio's financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund's and Portfolio's two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Fund's and Portfolio's financial statements for such years, and there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

At a meeting held on August 6, 2007, based on Audit Committee recommendations and approvals, the full Board of Trustees of the Fund and Portfolio approved Deloitte & Touche LLP as the Fund's and Portfolio's independent registered public accounting firm for the fiscal year ending August 31, 2008. To the best of the Fund's and Portfolio's knowledge, for the fiscal years ended August 31, 2007 and August 31, 2006, and through October 15, 2007, the Fund and Portfolio did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's and Portfolio's financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

26

Eaton Vance Multi-Cap Growth Fund (formerly Eaton Vance Growth Fund)

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended

27

Eaton Vance Multi-Cap Growth Fund (formerly Eaton Vance Growth Fund)

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Multi-Cap Growth Portfolio (formerly Growth Portfolio) (the "Portfolio"), the portfolio in which the Eaton Vance Multi-Cap Growth Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

28

Eaton Vance Multi-Cap Growth Fund (formerly Eaton Vance Growth Fund)

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund. The Board noted that action was taken in 2006 to improve the performance of the Fund, and concluded that such actions were effective.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

29

Eaton Vance Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

Thomas E. Faust Jr. 5/31/58	Trustee of the Trust and Portfolio and President of the Trust	Trustee since 2007 and President of the Trust since 2002(2)	President of EVC, EVM, BMR, and EV and Director of EVD. Chief Investment Officer of EVC, EVM and BMR. Trustee and/or Officer of 178 registered investment companies and 5 private investment companies in the Eaton Vance Fund complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1992	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 178 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	176	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

30

Eaton Vance Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	178	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hostings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Vice President of EVM and BMR. Officer of 7 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 77 registered investment companies managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 7 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 1993. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

31

This Page Intentionally Left Blank

Investment Adviser of Multi-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Multi-Cap Growth Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Multi-Cap Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

444-10/07  GFSRC

Annual Report August 31, 2007

EATON VANCE
GLOBAL
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Global Growth Fund as of August 31, 2007

management’s discussion of fund performance

Arieh Coll

Eaton Vance Corp.

Co-Portfolio Manager

Edward R. Allen, III, CFA

Eagle Global Advisors, L.L.C.

Co-Portfolio Manager

Thomas N. Hunt, III, CFA

Eagle Global Advisors, L.L.C.

Co-Portfolio Manager

The Fund

Performance for the Past Year

•       For the year ended August 31, 2007, the Fund’s Class A shares had a total return of 27.94%. This return was the result of an increase in net asset value (NAV) per share to $22.30 on August 31, 2007, from $17.43 on August 31, 2006.(1)

•       The Fund’s Class B shares had a total return of 27.29% for the same period, the result of an increase in NAV per share to $21.97 from $17.26.(1)

•       The Fund’s Class C shares had a total return of 27.28% for the same period, the result of an increase in NAV per share to $21.18 from $16.64.(1)

•       For comparison, the Morgan Stanley Capital International (MSCI) World Index — an unmanaged index of global equity securities — had a total return of 16.97% for the same period. The Fund’s Lipper peer group, Lipper Global Multi-Cap Growth Funds Classification, had an average return of 21.05% for the same period.(2)

Management Discussion

•       For the year ended August 31, 2007, Eaton Vance Global Growth Fund (the “Fund”) performed well, outperforming the MSCI World Index and the average return of the Lipper Global Multi-Cap Growth Funds Classification.(2) The Fund’s outperformance was primarily the result of strong returns within both the U.S. and international portions of the portfolio, driven by successful stock selection in several different industry sectors.

•       During the 12-months ended August 31, 2007, U.S. and international stock markets generally performed well amid a significant increase in market volatility due to concerns about a downturn in the U.S. housing market and a potential slowing of U.S. economic growth. Internationally, emerging markets became more volatile as investors became wary about high stock prices and slower growth prospects and sought less risky assets. However, emerging markets stocks rallied and posted strong results during the year, while European markets continued to perform well. Investors were attracted to reasonable stock valuations and improving corporate earnings. Japanese stocks had sluggish performance due to concerns about slowing growth, rising interest rates, and a decline in exports.

•       The Fund currently invests its assets in Global Growth Portfolio (the “Portfolio”), a separate registered investment company with the same investment objective and policies as the Fund. During the year, the domestic portion of the Portfolio had strong performance in the information technology, industrials, telecommunications services, consumer staples and health care sectors. Stock selection was the key driver of these sectors’ contributions to performance. U.S. financial stocks detracted from returns, primarily due to Portfolio holdings in the struggling thrifts and mortgage industry. However, the Portfolio was underweighted in this struggling sector, which mitigated the impact on the Portfolio’s returns.(3)

Management Discussion continued on page 2.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent an expense reduction by the Manager, the returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)	Country and industry weightings are subject to change due to active management.

Eaton Vance Global Growth Fund as of August 31, 2007

PORTFOLIO INFORMATION

•       The Portfolio’s international (non-U.S.) holdings, managed by investment sub-adviser Eagle Global Advisors L.L.C. (“Eagle”), made solid contributions to the Fund’s returns during the year, primarily due to stock selection. Returns in the information technology, materials, industrials and energy sectors were particularly strong. The Portfolio’s investment style benefited from overweighted positions in industrials, energy, and utilities sectors, which contributed positively to performance, while an underweight allocation in the materials sector detracted. Also limiting performance were select holdings in the consumer discretionary, financial, and health care sectors. The Portfolio benefited from its exposure to emerging markets, which outperformed developed markets, and its underweight to Japan, which was a poor performer during the year. In addition, the underweight country allocation to the United Kingdom benefited the Portfolio, while an overweight in Switzerland and underweight in Germany detracted from performance.*

*Country and industry weightings are subject to change due to active management.

Regional Distribution(1)

By net assets

(1)	As a percentage of the Portfolio’s net assets as of 8/31/07. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Common Stock Investments by Sector(2)

By net assets

(2)	As a percentage of the Portfolio’s net assets as of 8/31/07. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Common Stock Holdings(3)

By net assets

Research In Motion, Ltd.	2.2%
Loews Corp. – Carolina Group	2.1
Hess Corp.	1.9
Nintendo Co., Ltd.	1.9
Foster Wheeler, Ltd.	1.9
Thompson Creek Metals Co., Inc.	1.6
Google, Inc. (Cl A)	1.6
Shire PLC ADR	1.5
Annaly Capital Management, Inc.	1.4
Total S.A. ADR	1.4

(3)	Top Ten Common Stock Holdings represented 17.5% of Portfolio net assets as of 8/31/07. Holdings are subject to change due to active management.

Eaton Vance Global Growth Fund as of August 31, 2007

fund performance

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A and Class B of the Fund with that of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of global equity securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and the MSCI World Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)

	Class A	Class B	Class C
Share Class Symbol	ETIAX	EMIAX	ECIAX
Average Annual Total Returns (at net asset value)
One Year	27.94%	27.29%	27.28%
Five Years	14.88	14.27	14.26
10 Years	9.42	8.87	8.84
Life of Fund†	10.48	9.98	9.74
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	20.61%	22.29%	26.28%
Five Years	13.53	14.04	14.26
10 Years	8.77	8.87	8.84
Life of Fund†	9.94	9.98	9.74

†Inception Dates – Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95

(1)

Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an expense waiver by Eaton Vance, the returns would be lower.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C
Gross Expense Ratio	2.545%	3.045%	3.045%
Net Expense Ratio	2.420	2.920	2.920

(2)

Source: Prospectus dated 1/1/07. Net Expense Ratio reflects a contractual reduction in the management fee that may not be terminated or amended unless approved by a majority of noninterested Trustees. Without this fee reduction, performance would have been lower.

(2)

Source: Thomson Financial. Class A and Class B of the Fund commenced investment operations on 9/18/95.

A $10,000 hypothetical investment at net asset value in Class C shares on 8/31/97 would have been valued at $23,347 on 8/31/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Absent an expense reduction/ waiver by the Manager/Adviser, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Global Growth Fund as of August 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 – August 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Global Growth Fund

	Beginning Account Value (3/1/07)	Ending Account Value (8/31/07)	Expenses Paid During Period* (3/1/07 – 8/31/07)
Actual
Class A	$1,000.00	$1,128.00	$12.12
Class B	$1,000.00	$1,125.50	$14.73
Class C	$1,000.00	$1,125.40	$14.79
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,013.80	$11.47
Class B	$1,000.00	$1,011.30	$13.94
Class C	$1,000.00	$1,011.30	$13.99

*  Expenses are equal to the Fund's annualized expense ratio of 2.26% for Class A shares, 2.75% for Class B shares and 2.76% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2007. The Example reflects the expenses of both the Fund and the Portfolio. Absent an expense reduction by the manager, the expenses would be higher.

Eaton Vance Global Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2007

Assets
Investment in Global Growth Portfolio, at value (identified cost, $77,233,300)	$96,584,439
Receivable for Fund shares sold	45,999
Tax reclaims receivable	4,199
Total assets	$96,634,637
Liabilities
Payable for Fund shares redeemed	$231,906
Payable to affiliate for distribution and service fees	58,821
Payable to affiliate for management fee	9,757
Accrued expenses	62,365
Total liabilities	$362,849
Net Assets	$96,271,788
Sources of Net Assets
Paid-in capital	$105,034,652
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(28,208,442)
Accumulated undistributed net investment income	94,439
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	19,351,139
Total	$96,271,788
Class A Shares
Net Assets	$61,972,927
Shares Outstanding	2,779,215
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$22.30
Maximum Offering Price Per Share (100 ÷ 94.25 of $22.30)	$23.66
Class B Shares
Net Assets	$21,435,809
Shares Outstanding	975,724
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$21.97
Class C Shares
Net Assets	$12,863,052
Shares Outstanding	607,326
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$21.18
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $130,976)	$1,633,773
Interest allocated from Portfolio	121,780
Securities lending income allocated from Portfolio, net	22,925
Expenses allocated from Portfolio	(1,146,493)
Net investment income from Portfolio	$631,985
Expenses
Management fee	$224,119
Trustees' fees and expenses	2,130
Distribution and service fees
Class A	277,576
Class B	223,481
Class C	117,911
Transfer and dividend disbursing agent fees	224,359
Legal and accounting services	51,264
Registration fees	36,320
Printing and postage	32,950
Custodian fee	19,075
Miscellaneous	12,621
Total expenses	$1,221,806
Deduct — Reduction of management fee	$112,059
Total expense reductions	$112,059
Net expenses	$1,109,747
Net investment loss	$(477,762)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$10,221,516
Foreign currency transactions	(44,253)
Net realized gain	$10,177,263
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$11,662,347
Foreign currency	257
Foreign currency from Portfolio	(27)
Net change in unrealized appreciation (depreciation)	$11,662,577
Net realized and unrealized gain	$21,839,840
Net increase in net assets from operations	$21,362,078

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2007	Year Ended August 31, 2006
From operations — Net investment loss	$(477,762)	$(984,799)
Net realized gain from investment and foreign currency transactions	10,177,263	14,215,186
Net change in unrealized appreciation (depreciation) from investments and foreign currency	11,662,577	(4,235,850)
Net increase in net assets from operations	$21,362,078	$8,994,537
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$8,927,843	$10,675,737
Class B	2,717,462	1,455,497
Class C	2,448,945	1,744,867
Cost of shares redeemed Class A	(12,846,630)	(10,524,500)
Class B	(6,351,581)	(7,708,394)
Class C	(3,094,549)	(3,530,916)
Net asset value of shares exchanged Class A	3,134,591	3,297,207
Class B	(3,134,591)	(3,297,207)
Redemption fees	17,075	1,328
Net decrease in net assets from Fund share transactions	$(8,181,435)	$(7,886,381)
Net increase in net assets	$13,180,643	$1,108,156
Net Assets
At beginning of year	$83,091,145	$81,982,989
At end of year	$96,271,788	$83,091,145
Accumulated undistributed net investment income included in net assets
At end of year	$94,439	$—

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of year	$17.430		$15.550		$13.220		$12.690	$11.140
Income (loss) from operations
Net investment loss	$(0.067	)(6)	$(0.158)		$(0.122)		$(0.072)	$(0.088)
Net realized and unrealized gain	4.933		2.038		2.452		0.602	1.638
Total income from operations	$4.866		$1.880		$2.330		$0.530	$1.550
Redemption fees	$0.004		$0.000	(4)	$0.000	(4)	$0.000 (4)	$0.000	(4)
Net asset value — End of year	$22.300		$17.430		$15.550		$13.220	$12.690
Total Return(2)	27.94%		12.09%		17.62%		4.18%	13.91%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$61,973		$49,529		$41,155		$39,113	$32,559
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.33%		2.49	%(5)	2.52	%(5)	2.44%	2.39	%(5)
Expenses after custodian fee reduction(3)	2.33%		2.49	%(5)	2.52	%(5)	2.44%	2.39	%(5)
Net investment loss	(0.33	)%(6)	(0.95)%		(0.82)%		(0.52)%	(0.79)%
Portfolio Turnover of the Portfolio	94%		186%		130%		164%	93%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amount represents less than $0.0005.

(5)  The investment advisers to the Portfolio voluntarily waived a portion of their investment advisory fee (equal to 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively). EVM voluntarily reimbursed distribution and service fees (equal to 0.13% of average daily net assets) for the year ended August 31, 2003.

(6)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.069 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.67)%.

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of year	$17.260		$15.480		$13.220		$12.760	$11.270
Income (loss) from operations
Net investment loss	$(0.171	)(6)	$(0.251)		$(0.197)		$(0.169)	$(0.159)
Net realized and unrealized gain	4.877		2.031		2.457		0.629	1.649
Total income from operations	$4.706		$1.780		$2.260		$0.460	$1.490
Redemption fees	$0.004		$0.000	(4)	$0.000	(4)	$0.000 (4)	$0.000 (4)
Net asset value — End of year	$21.970		$17.260		$15.480		$13.220	$12.760
Total Return(2)	27.29%		11.50%		17.10%		3.61%	13.22%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$21,436		$22,824		$29,464		$33,522	$50,558
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.83%		2.99	%(5)	3.02	%(5)	2.94%	3.02%
Expenses after custodian fee reduction(3)	2.83%		2.99	%(5)	3.02	%(5)	2.94%	3.02%
Net investment loss	(0.87	)%(6)	(1.52)%		(1.32)%		(1.22)%	(1.42)%
Portfolio Turnover of the Portfolio	94%		186%		130%		164%	93%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amount represents less than $0.0005.

(5)  The investment advisers to the Portfolio voluntarily waived a portion of their investment advisory fee (equal to 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(6)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.070 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.22)%.

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of year	$16.640		$14.920		$12.740		$12.300	$10.870
Income (loss) from operations
Net investment loss	$(0.164	)(6)	$(0.237)		$(0.191)		$(0.152)	$(0.154)
Net realized and unrealized gain	4.700		1.957		2.371		0.592	1.584
Total income from operations	$4.536		$1.720		$2.180		$0.440	$1.430
Redemption fees	$0.004		$0.000	(4)	$0.000	(4)	$0.000 (4)	$0.000 (4)
Net asset value — End of year	$21.180		$16.640		$14.920		$12.740	$12.300
Total Return(2)	27.28%		11.53%		17.11%		3.58%	13.16%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$12,863		$10,738		$11,364		$12,402	$14,817
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.83%		2.99	%(5)	3.02	%(5)	2.94%	3.02%
Expenses after custodian fee reduction(3)	2.83%		2.99	%(5)	3.02	%(5)	2.94%	3.02%
Net investment loss	(0.85	)%(6)	(1.48)%		(1.33)%		(1.14)%	(1.42)%
Portfolio Turnover of the Portfolio	94%		186%		130%		164%	93%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amount represents less than $0.0005.

(5)  The investment advisers to the Portfolio voluntarily waived a portion of their investment advisory fee (equal to 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(6)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.065 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.19)%.

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Global Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $28,072,537 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward of $11,707,097 and $16,365,440 will expire on August 31, 2010 and August 31, 2011, respectively. During the year ended August 31, 2007, capital loss carryforwards of $10,153,420 were utilized to offset net realized gains.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

G  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Global Growth Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

I  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses, and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Distributions are declared separately for each class of shares. Distributions are paid in the form of additional shares of the same class of the Fund, or at the election of the shareholder, in cash. Shareholders may reinvest income and capital gain distributions in shares of the same class of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. There were no distributions to shareholders for the years ended August 31, 2007 and August 31, 2006.

During the year ended August 31, 2007, paid-in capital was decreased by $616,453, accumulated net investment loss was decreased by $572,201 and accumulated net realized loss on investments was decreased by $44,252 primarily due to differences between book and tax accounting for net operating losses, foreign currency gain (loss) and foreign tax credits. These reclassifications had no effect on the net assets or the net asset value per share of the Fund.

As of August 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Unrealized appreciation	$19,309,673
Capital loss carryforward	$(28,072,537)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships and passive foreign investment companies.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2007	2006
Sales	432,876	630,029
Redemptions	(649,571)	(631,685)
Exchange from Class B shares	154,130	197,498
Net increase (decrease)	(62,565)	195,842
	Year Ended August 31,
Class B	2007	2006
Sales	133,779	86,274
Redemptions	(324,639)	(467,898)
Exchange to Class A shares	(156,088)	(199,028)
Net decrease	(346,948)	(580,652)
	Year Ended August 31,
Class C	2007	2006
Sales	123,038	107,174
Redemptions	(161,214)	(223,254)
Net decrease	(38,176)	(116,080)

For the year ended August 31, 2007 and August 31, 2006, the Fund received $17,074 and $1,328, respectively, in redemption fees on Class A shares.

Eaton Vance Global Growth Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM), the manager, as compensation for management and administration of the business affairs of the Fund. EVM earns a monthly fee at an annual rate of 0.25% of average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2007, the fee was equivalent to 0.25% of the Fund's average daily net assets and amounted to $224,119. Pursuant to a Management Fee Reduction Agreement, EVM has agreed to reduce its management fee by 0.125% annually of the average daily net assets of the Fund. This agreement may not be terminated or amended unless approved by the majority vote of the non-interested Trustees. The reduction amounted to $112,059 for the year ended August 31, 2007. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2007, EVM received $12,810 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $13,000 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2007. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan), (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of the Fund's average daily net assets attributable to both Class B and Class C shares and an amount equal to (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts therefore paid to EVD by each respective class. The Fund paid or accrued $155,081, $167,611 and $88,433 for Class A, Class B and Class C shares, respectively, to or payable to EVD for the year ended August 31, 2007, representing 0.28%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B and Class C shares, respectively. At August 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $1,923,000 and $3,609,000 for Class B and Class C shares, respectively.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. The Class B and Class C Plans authorize the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended August 31, 2007 amounted to $122,495, $55,870 and $29,478 for Class A, Class B and Class C shares, respectively, representing 0.22%, 0.25% and 0.25% of the average daily net assets for Class A, Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more are subject to a 1% CDSC in the event of redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains

Eaton Vance Global Growth Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $500, $27,800, and $900 of CDSC paid by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $14,115,802 and $23,318,279, respectively, for the year ended August 31, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Global Growth Fund as of August 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Global Growth Fund ("the Fund"), a series of Eaton Vance Growth Trust, at August 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 2007

Eaton Vance Global Growth Fund as of August 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year-end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Foreign Tax Credit. For the fiscal year ended August 31, 2007, the Fund paid foreign taxes of $130,976 and recognized foreign source income of $130,976.

Qualified Dividend Income. The Fund designates $130,976, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Global Growth Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 92.0%
Security	Shares	Value
Airlines — 0.3%
Air France-KLM	7,000	$289,924
		$289,924
Auto Components — 0.2%
Aisin Seiki Co., Ltd.	6,000	$225,907
		$225,907
Automobiles — 0.5%
Toyota Motor Corp.	8,000	$462,772
		$462,772
Banks and Money Services — 0.2%
VTB Bank OJSC GDR, Reg S(1)	24,000	$225,360
		$225,360
Beverages — 2.1%
Diageo PLC ADR	5,000	$427,100
Fomento Economico Mexicano SA de CV ADR	21,000	731,640
Heineken Holding NV	6,500	357,154
InBev NV	6,000	493,043
		$2,008,937
Biotechnology — 1.6%
Celgene Corp.(1)	15,800	$1,014,518
Genzyme Corp.(1)	8,000	499,280
		$1,513,798
Capital Markets — 3.1%
Deutsche Bank AG(2)	2,000	$248,000
E*Trade Financial Corp.(1)	66,000	1,028,280
Invesco PLC ADR(2)	17,000	419,730
LYXOR ETF CAC 40	6,000	475,883
UBS AG	15,000	785,789
		$2,957,682
Chemicals — 1.2%
Agrium, Inc.	12,000	$546,480
BASF AG ADR(2)	4,500	594,405
		$1,140,885

Security	Shares	Value
Commercial Banks — 5.9%
Anglo Irish Bank Corp. PLC	16,000	$298,863
Australia and New Zealand Banking Group, Ltd.	15,000	354,329
Banco Bilbao Vizcaya Argentaria SA ADR(2)	20,000	464,400
Banco Itau Holding Financeira SA ADR(2)	4,742	206,419
Banco Santander Central Hispano SA ADR(2)	47,000	858,690
Bank of Ireland	18,000	332,211
Barclays PLC ADR	16,000	793,600
BNP Paribas SA	4,500	472,730
DBS Group Holdings, Ltd.	53,000	696,809
Erste Bank	5,500	399,661
Societe Generale	2,200	353,527
Woori Finance Holdings Co., Ltd. ADR(2)	7,050	488,918
		$5,720,157
Communications Equipment — 4.7%
BigBand Networks, Inc.(1)(2)	238	$2,404
CommScope, Inc.(1)	9,000	509,400
Nokia Oyj ADR	22,000	723,360
Research In Motion, Ltd.(1)	25,292	2,160,190
Riverbed Technology, Inc.(1)(2)	26,800	1,189,920
		$4,585,274
Computer Peripherals — 0.6%
Apple, Inc.(1)	3,900	$540,072
		$540,072
Construction & Engineering — 3.5%
Fluor Corp.	7,500	$953,625
Foster Wheeler, Ltd.(1)	15,500	1,835,820
Vinci SA	8,000	567,633
		$3,357,078
Construction Materials — 0.4%
Lafarge Malayan Cement Berhad	900,000	$420,793
		$420,793
Consumer Finance — 0.7%
Orix Corp.	3,000	$636,250
		$636,250
Containers & Packaging — 0.6%
Owens-Illinois, Inc.(1)	15,000	$603,300
		$603,300

See notes to financial statements

Global Growth Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Diversified Financial Services — 1.5%
Fortis	7,000	$256,757
ING Groep NV ADR	28,400	1,141,396
		$1,398,153
Diversified Telecommunication Services — 2.5%
BT Group PLC ADR	19,000	$1,211,440
France Telecom SA ADR	14,000	424,480
Koninklijke KPN NV	48,000	750,040
		$2,385,960
Electric Utilities — 2.2%
E.ON AG ADR(2)	18,600	$1,041,228
Enel SPA	60,000	620,430
Scottish and Southern Energy PLC	17,000	487,322
		$2,148,980
Electrical Equipment — 0.6%
ABB, Ltd., ADR	20,000	$493,200
Solaria Energia y Medio Ambiente SA(1)	4,839	117,554
		$610,754
Electronic Equipment & Instruments — 0.6%
Ibiden Co., Ltd.	6,300	$535,773
		$535,773
Energy Equipment & Services — 2.3%
Acergy SA ADR(2)	38,500	$1,016,015
Diamond Offshore Drilling, Inc.	7,500	788,700
Tenaris SA ADR(2)	9,000	422,370
		$2,227,085
Food & Staples Retailing — 0.9%
Shoppers Drug Mart Corp.	14,200	$714,933
Susser Holdings Corp.(1)	11,721	196,561
		$911,494
Food Products — 2.2%
Nestle SA	2,400	$1,046,537
Pilgrim's Pride Corp.	27,000	1,095,930
		$2,142,467
Gas Utilities — 0.2%
Samchully Co., Ltd.	1,000	$233,415
		$233,415

Security	Shares	Value
Health Care Providers & Services — 0.9%
DaVita, Inc.(1)	4,600	$264,592
Henry Schein, Inc.(1)	10,200	593,538
		$858,130
Hotels, Restaurants & Leisure — 0.9%
Cheesecake Factory, Inc. (The)(1)(2)	12,500	$311,625
Scientific Games Corp., Class A(1)(2)	15,000	523,350
		$834,975
Industrial Conglomerates — 1.4%
Keppel Corp., Ltd.	160,000	$1,343,479
		$1,343,479
Insurance — 1.4%
Axa ADR(2)	27,200	$1,093,168
Muenchener Rueckversicherungs-Gesellschaft AG	1,500	259,249
		$1,352,417
Internet & Catalog Retail — 1.0%
Priceline.com, Inc.(1)(2)	12,100	$1,004,058
		$1,004,058
Internet Software & Services — 3.6%
Akamai Technologies, Inc.(1)(2)	7,800	$251,316
Ariba, Inc.(1)	23,688	208,454
DealerTrack Holdings, Inc.(1)	5,000	191,000
Equinix, Inc.(1)(2)	3,000	265,530
Google, Inc., Class A(1)	2,947	1,518,442
SAVVIS, Inc.(1)	15,000	595,950
Skillsoft PLC ADR(1)	16,000	142,720
Switch & Data Facilities Co.(1)	17,035	294,365
		$3,467,777
IT Services — 1.0%
MasterCard, Inc., Class A(2)	3,350	$458,917
MoneyGram International, Inc.	21,696	461,474
		$920,391
Life Sciences Tools & Services — 0.4%
WuXi PharmaTech Cayman, Inc. ADR(1)(2)	15,000	$393,750
		$393,750

See notes to financial statements

Global Growth Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Machinery — 2.2%
Atlas Copco AB, Class B	41,000	$652,799
Komatsu, Ltd.	32,000	982,090
Titan International, Inc.(2)	17,000	492,660
		$2,127,549
Marine — 0.2%
Cosco Corp., Ltd.	65,000	$215,291
		$215,291
Media — 1.4%
Central European Media Enterprises, Ltd., Class A(1)	1,214	$111,931
Comcast Corp., Class A(1)	16,650	434,399
CTC Media, Inc.(1)	1,027	23,621
Focus Media Holding, Ltd. ADR(1)(2)	5,193	209,122
Live Nation, Inc.(1)	8,400	173,880
Virgin Media, Inc.	18,000	428,400
		$1,381,353
Metals & Mining — 7.9%
Aber Diamond Corp.	4,836	$171,678
Anglo American PLC ADR	19,110	546,928
BHP Billiton, Ltd.	8,000	249,679
Companhia Vale do Rio Doce ADR	24,000	1,002,000
Gammon Gold, Inc.(1)	98,342	776,902
Golden Star Resources, Ltd.(1)	214,000	661,260
JSC MMC Norilsk Nickel ADR(2)	2,300	512,210
Rio Tinto PLC ADR(2)	4,400	1,209,120
Silver Wheaton Corp.(1)(2)	39,900	454,062
Teck Cominco, Ltd., Class B(2)	10,000	426,300
Thompson Creek Metals Co., Inc.(1)	92,000	1,547,176
Western Copper Corp.(1)	32,000	46,283
		$7,603,598
Multi-Utilities — 1.0%
RWE AG	8,400	$945,067
		$945,067
Office Electronics — 1.0%
Canon, Inc.	17,350	$989,261
		$989,261

Security	Shares	Value
Oil, Gas & Consumable Fuels — 6.9%
CNX Gas Corp.(1)(2)	11,000	$293,150
ConocoPhillips	11,900	974,491
Hess Corp.	30,700	1,884,059
Norsk Hydro ASA ADR	16,000	588,320
Petroleo Brasileiro SA ADR(2)	12,000	638,760
Quicksilver Resources, Inc.(1)(2)	17,000	679,150
Sibir Energy PLC	25,000	266,063
Total SA ADR	18,000	1,351,620
		$6,675,613
Personal Products — 1.3%
Herbalife, Ltd.	12,317	$522,857
Playtex Products, Inc.(1)	42,499	773,482
		$1,296,339
Pharmaceuticals — 4.7%
Abbott Laboratories	8,400	$436,044
Adams Respiratory Therapeutics, Inc.(1)(2)	5,000	192,800
Elan Corp. PLC ADR(1)	52,000	1,007,760
Ipsen SA	4,100	215,361
Novartis AG ADR(2)	8,000	421,200
Roche Holding AG	5,000	871,407
Shire PLC ADR	17,900	1,409,446
		$4,554,018
Real Estate Investment Trusts (REITs) — 1.6%
Annaly Capital Management, Inc.	96,217	$1,355,698
MFA Mortgage Investments, Inc.	18,904	146,506
		$1,502,204
Road & Rail — 0.4%
Canadian Pacific Railway, Ltd.	6,000	$422,880
		$422,880
Semiconductors & Semiconductor Equipment — 1.7%
Atheros Communications, Inc.(1)(2)	18,800	$562,308
Cavium Networks, Inc.(1)(2)	480	13,459
MEMC Electronic Materials, Inc.(1)	17,100	1,050,282
		$1,626,049

See notes to financial statements

Global Growth Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Software — 3.0%
Glu Mobile, Inc.(1)	1,000	$8,340
i2 Technologies, Inc.(1)(2)	37,000	587,560
Nintendo Co., Ltd.	4,000	1,839,101
UbiSoft Entertainment SA(1)	8,000	496,090
		$2,931,091
Specialty Retail — 0.5%
Lowe's Companies, Inc.(2)	16,800	$521,808
		$521,808
Textiles, Apparel & Luxury Goods — 0.3%
Crocs, Inc.(1)(2)	4,700	$277,488
		$277,488
Thrifts & Mortgage Finance — 0.3%
Hudson City Bancorp, Inc.	17,000	$241,740
		$241,740
Tobacco — 2.6%
British American Tobacco PLC	15,000	$497,857
Loews Corp. - Carolina Group	26,435	2,012,232
		$2,510,089
Trading Companies & Distributors — 0.9%
Mitsubishi Corp.	30,000	$841,144
		$841,144
Wireless Telecommunication Services — 4.9%
Bouygues SA	3,000	$235,488
China Mobile, Ltd. ADR	7,500	508,425
Leap Wireless International, Inc.(1)	3,700	268,250
Millicom International Cellular SA(1)(2)	6,100	514,413
NII Holdings, Inc., Class B(1)	13,300	1,053,094
Philippine Long Distance Telephone Co. ADR	10,000	587,300
Rogers Communications, Inc., Class B(2)	13,600	615,808
Turkcell Iletisim Hizmetleri ADR	30,000	540,300
Vodafone Group PLC ADR(2)	12,000	388,800
		$4,711,878
Total Common Stocks (identified cost $69,484,383)		$88,831,707

Short-Term Investments — 21.6%
Description	Shares/ Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.54%(3)(4)	18,627	$18,627,207
Investment in Cash Management Portfolio, 5.00%(3)	2,246	2,245,735
Total Short-Term Investments (identified cost $20,872,942)		$20,872,942
Total Investments — 113.6% (identified cost $90,357,325)		$109,704,649
Other Assets, Less Liabilities — (13.6)%		$(13,119,937)
Net Assets — 100.0%		$96,584,712

ADR - American Depository Receipt

GDR - Global Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of this security was on loan at August 31, 2007.

(3)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2007.

(4)  The amount invested in the Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at August 31, 2007. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

Global Growth Portfolio as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	53.5%	$51,645,301
Canada	8.9	8,543,952
United Kingdom	7.9	7,657,406
Japan	6.7	6,512,298
France	6.2	5,975,903
Switzerland	3.7	3,618,133
Germany	3.2	3,087,949
Singapore	2.3	2,255,579
Netherlands	2.3	2,248,590
Bermuda	2.0	1,947,752
Brazil	1.9	1,847,179
Ireland	1.8	1,781,554
Norway	1.7	1,604,335
Spain	1.5	1,440,644
China	1.2	1,111,298
Belgium	0.8	749,800
Russia	0.8	737,570
Mexico	0.8	731,640
Finland	0.8	723,360
Republic of Korea	0.8	722,333
Sweden	0.7	652,799
Italy	0.6	620,429
Australia	0.6	604,008
Philippines	0.6	587,300
Turkey	0.6	540,300
Luxembourg	0.5	514,413
Argentina	0.4	422,370
Malaysia	0.4	420,793
Austria	0.4	399,661
	113.6%	$109,704,649

See notes to financial statements

Global Growth Portfolio as of August 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2007

Assets
Unaffiliated investments, at value including $18,062,814 of securities on loan (identified cost, $69,484,383)	$88,831,707
Affiliated investments, at value (identified cost, $20,872,942)	20,872,942
Cash	11,144
Receivable for investments sold	5,350,442
Dividends and interest receivable	201,195
Interest receivable from affiliated investment	22,606
Securities lending income receivable	4,701
Tax reclaims receivable	96,154
Total assets	$115,390,891
Liabilities
Collateral for securities loaned	$18,627,207
Payable to affiliate for investment advisory fee	56,945
Payable to affiliate for administration fee	19,903
Accrued expenses	102,124
Total liabilities	$18,806,179
Net Assets applicable to investors' interest in Portfolio	$96,584,712
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$77,234,690
Net unrealized appreciation (computed on the basis of identified cost)	19,350,022
Total	$96,584,712

Statement of Operations

For the Year Ended
August 31, 2007

Investment Income
Dividends (net of foreign taxes, $130,976)	$1,633,778
Interest	11,824
Securities lending income, net	22,926
Interest income allocated from affiliated investment	109,957
Expenses allocated from affliated investment	(10,298)
Total investment income	$1,768,187
Expenses
Investment adviser fee	$663,597
Administration fee	224,470
Trustees' fees and expenses	11,602
Custodian fee	176,650
Legal and accounting services	51,443
Miscellaneous	8,436
Total expenses	$1,136,198
Net investment income	$631,989
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$10,221,545
Foreign currency transactions	(44,254)
Net realized gain	$10,177,291
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$11,662,380
Foreign currency	(28)
Net change in unrealized appreciation (depreciation)	$11,662,352
Net realized and unrealized gain	$21,839,643
Net increase in net assets from operations	$22,471,632

See notes to financial statements

Global Growth Portfolio as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2007	Year Ended August 31, 2006
From operations — Net investment income	$631,989	$180,349
Net realized gain from investment and foreign currency transactions	10,177,291	14,215,221
Net change in unrealized appreciation (depreciation) from investments and foreign currency	11,662,352	(4,236,016)
Net increase in net assets from operations	$22,471,632	$10,159,554
Capital transactions — Contributions	$14,115,802	$17,151,580
Withdrawals	(23,318,279)	(26,340,045)
Net decrease in net assets from capital transactions	$(9,202,477)	$(9,188,465)
Net increase in net assets	$13,269,155	$971,089
Net Assets
At beginning of year	$83,315,557	$82,344,468
At end of year	$96,584,712	$83,315,557

See notes to financial statements

Global Growth Portfolio as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2007		2006		2005		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.28%		1.29	%(1)	1.29	%(1)	1.25%	1.24%
Expenses after custodian fee reduction	1.28%		1.29	%(1)	1.29	%(1)	1.25%	1.24%
Net investment income	0.70	%(2)	0.22%		0.40%		0.55%	0.35%
Portfolio Turnover	94%		186%		130%		164%	93%
Total Return	29.26%		13.43%		19.06%		5.42%	15.23%
Net assets, end of year (000's omitted)	$96,585		$83,316		$82,344		$86,617	$99,073

(1)  The investment advisers voluntarily waived a portion of their investment advisory fee (equal to 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(2)  Includes special dividends equal to 0.35% of average daily net assets.

See notes to financial statements

Global Growth Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Global Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company, which was organized as a trust under the laws of the State of New York on June 1, 1995. The Portfolio seeks to provide long-term capital growth by investing in a global and diversified portfolio of common stocks of companies expected to grow in value over time. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2007, the Eaton Vance Global Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order

Global Growth Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Financial Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

I  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the

Global Growth Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Under the investment advisory agreement, BMR receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. Pursuant to an investment sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle), a portion of the advisory fee for sub-advisory services provided to the Portfolio. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended August 31, 2007, the Portfolio's advisory fee totaled $673,464 of which $9,867 was allocated from Cash Management and $663,597 was paid or accrued directly by the Portfolio. In addition, an administration fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee at the annual rate of 0.25% of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2007, the administration fee was 0.25% of average daily net assets and amounted to $224,470. Except as to the Trustees of the Portfolio who are not members of the Adviser's, Eagle's or EVM's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio who are not affiliated with BMR and Eagle may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2007, no significant amounts have been deferred.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $76,799,882 and $91,996,929, respectively, for the year ended August 31, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$90,400,087
Gross unrealized appreciation	$20,945,444
Gross unrealized depreciation	(1,640,882)
Net unrealized appreciation	$19,304,562

The net unrealized appreciation on foreign currency and foreign currency transactions at August 31, 2007 on a federal income tax basis was $2,698.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2007. Effective September 7, 2007, the amount of the line of credit was increased to $200 million and the annual rate on the unused portion of the line of credit was reduced to 0.07%.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are

Global Growth Portfolio as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2007, there were no outstanding obligations under these financial instruments.

8  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $196,809 for the year ended August 31, 2007. At August 31, 2007, the value of the securities loaned and the value of the collateral amounted to $18,062,814 and $18,627,207, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Global Growth Portfolio as of August 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Global Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Global Growth Portfolio (the "Portfolio") at August 31, 2007, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 2007

Eaton Vance Global Growth Fund and Portfolio

OTHER MATTERS

Change in Independent Registered Public Accounting Firm

On August 6, 2007, PricewaterhouseCoopers LLP resigned in the ordinary course as the independent registered public accounting firm for the Fund and Portfolio effective upon completion of services related to the audit for the Fund's and Portfolio's 2007 fiscal year.

The reports of PricewaterhouseCoopers LLP on the Fund's and Portfolio's financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund's and Portfolio's two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Fund's and Portfolio's financial statements for such years, and there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

At a meeting held on August 6, 2007, based on Audit Committee recommendations and approvals, the full Board of Trustees of the Fund and Portfolio approved Deloitte & Touche LLP as the Fund's and Portfolio's independent registered public accounting firm for the fiscal year ending August 31, 2008. To the best of the Fund's and Portfolio's knowledge, for the fiscal years ended August 31, 2007 and August 31, 2006, and through October 15, 2007, the Fund and Portfolio did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's and Portfolio's financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;`

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Global Growth Portfolio (the "Portfolio") and Boston Management and Research ("BMR" or the "Adviser") and the sub-advisory agreement with Eagle Global Advisors, L.L.C. ("Eagle" or the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with BMR and sub-advisory agreement with Eagle for the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by BMR and by Eagle.

The Board considered BMR's and Eagle's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and who also supervise Eagle's management of the foreign portion of the Portfolio. The Board specifically noted BMR's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of BMR, relevant affiliates thereof, and Eagle. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by BMR and Eagle, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement with respect to BMR, and consistent with the investment sub-advisory agreement with respect to Eagle.

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board noted that the domestic portion of the Portfolio has been managed by BMR since the Fund's inception and that the foreign portion of the Portfolio has been managed by Eagle since April 1, 2006. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods with respect to the domestic portion of the Portfolio and concluded that such performance was satisfactory. With regard to the foreign portion of the Portfolio, the Board concluded that it would be appropriate to allow additional time to evaluate the performance of Eagle.

Management Fees and Expenses

The Board reviewed management fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by BMR, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Portfolio and other advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by BMR and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of BMR and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by BMR and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause BMR and its affiliates, Eagle, and the Fund and the Portfolio to continue to share such benefits equitably.

Eaton Vance Global Growth Fund

INVESTMENT MANAGEMENT

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Global Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC and "Eagle" refers to Eagle Global Advisors. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

Thomas E. Faust Jr. 5/31/58	Trustee of the Trust and Portfolio and President of the Trust	Trustee since 2007 and President of the Trust since 2002(2)	President of EVC, EVM, BMR, and EV and Director of EVD. Chief Investment Officer of EVC, EVM and BMR. Trustee and/or Officer of 178 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1995	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV and EVD. Trustee and/or officer of 178 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly a Director of Loring Ward International (fund distributor) (2005-2007).	176	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Eaton Vance Global Growth Fund

INVESTMENT MANAGEMENT CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1995	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	178	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005.	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2006	Partner and Chairman of the International Investment Committee of Eagle. Officer of 3 registered investment companies managed by EVM and BMR.

Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 7 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2003	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2006	Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 77 registered investment companies managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 7 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Eaton Vance Global Growth Fund

INVESTMENT MANAGEMENT CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of BMR and EVM. Officer of 178 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President. Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Faust served as a Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 2001. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

This Page Intentionally Left Blank

Sponsor and Manager of Eaton Vance Global Growth Fund
and Administrator of Global Growth Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Global Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Global Growth Portfolio

Eagle Global Advisors, L.L.C.

5847 San Felipe, Suite 930
Houston, TX 77057

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Global Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

424-10/07   IASRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Eaton Vance Asian Small Companies Fund, Eaton Vance Global Growth Fund, Eaton Vance Greater China Growth Fund, Eaton Vance Growth Fund, and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 8 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended August 31, 2006 and August 31, 2007 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Asian Small Companies Fund

Fiscal Years Ended	8/31/06	8/31/07

Audit Fees	$10,180	$11,470

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$5,775	$5,977

All Other Fees(3)	$0	$0

Total	$15,955	$17,447

Eaton Vance Global Growth Fund

Fiscal Years Ended	8/31/06	8/31/07

Audit Fees	$24,700	$29,391

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$10,550	$4,900

All Other Fees(3)	$0	$0

Total	$35,250	$34,291

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/06	8/31/07

Audit Fees	$12,490	$13,880

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$5,775	$5,977

All Other Fees(3)	$0	$0

Total	$18,265	$19,857

Eaton Vance Multi-Cap Growth Fund

Fiscal Years Ended	8/31/06	8/31/07

Audit Fees	$24,400	$29,042

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$10,075	$4,600

All Other Fees(3)	$0	$0

Total	$34,475	$33,642

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/06	8/31/07

Audit Fees	$25,100	$29,855

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$10,875	$5,300

All Other Fees(3)	$0	$0

Total	$35,975	$35,155

(1)                                 Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                 Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                 All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31 or September 30).  In addition, during the past fiscal years the Series differed as to principal accountant; i.e., certain Series had PricewaterhouseCoopers LLP (“PWC) as a principal accountant and other Series had Deloitte & Touche LLP (“D&T”) as a principal accountant. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal Years	9/30/05		8/31/06		9/30/06		8/31/07
Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Audit Fees	$0	$37,220	$74,200	$22,670	$0	$43,070	$88,288	$25,350

Audit-Related Fees(1)	0	0	0	0	0	0	0	0

Tax Fees(2)	0	18,585	31,500	11,550	0	$19,290	14,800	11,954

All Other Fees(3)	0	0	0	0	0	0	0	0

Total	$0	$55,805	$105,700	$34,220	$0	$62,360	$103,088	$37,304

(1)                                 Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                 Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                 All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended August 31, 2006 and August 31, 2007, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last 2 fiscal years of each Series.

Fiscal Years	9/30/05		8/31/06		9/30/06		8/31/07
Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Registrant(1)	$0	$18,585	$31,500	$11,550	$0	$19,290	$14,800	$11,954

Eaton Vance(2)	$98,305	$223,443	$83,416	$72,100	$68,486	$72,100	$60,399	$190,525

(1)          Includes all of the Series of the Trust.

(2)          During the fiscal years reported above, each of the Funds was a “feeder” fund in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	October 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	October 11, 2007

By:	/s/Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	October 11, 2007